                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                       STATION CASINOS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                             STATION CASINOS, INC.
                            2411 WEST SAHARA AVENUE
                            LAS VEGAS, NEVADA 89102
                                 (702) 367-2411

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD: MAY 24, 1999
                  TO BE HELD AT: SUNSET STATION HOTEL & CASINO

                            ------------------------

To the Stockholders:

    NOTICE is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Station Casinos, Inc., a Nevada corporation (the "Company") will be held at Sunset Station Hotel & Casino on May 24, 1999, beginning at 10:00 a.m. local time, for the following purposes:

    1. To elect three directors to serve for a term of three years until the 2002 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

    2. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the Company's 1999 fiscal year;

    3. To approve the Company's Stock Compensation Program as amended to increase the maximum aggregate number of shares of the Company's common stock subject to the Stock Compensation Program and to remove the requirement of stockholder approval to materially increase the benefits accruing to participants under the Nonemployee Director Stock Option Plan; and

    4. To consider and transact such other business as may properly come before the Annual Meeting or any adjournment thereof;

all as more fully described in the accompanying Proxy Statement.

    Holders of Common Stock, par value $.01 per share, at the close of business on March 26, 1999, the record date fixed by the Company's board of directors (the "Board of Directors"), are entitled to notice of and to vote at the Annual Meeting. The Board of Directors urges all stockholders of record to exercise their right to vote at the Annual Meeting personally or by proxy. Accordingly, we are sending you the following Proxy Statement and the enclosed proxy card.

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING PLEASE SPECIFY YOUR VOTE ON THE ACCOMPANYING PROXY CARD AND SIGN, DATE AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

    Your prompt response will be appreciated.

                                      By Order of the Board of Directors

                                      /s/ SCOTT M NIELSON

                                      Scott M Nielson
                                      SECRETARY

Las Vegas, Nevada
April 9, 1999

                             STATION CASINOS, INC.
                            2411 WEST SAHARA AVENUE
                            LAS VEGAS, NEVADA 89102

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

    The accompanying proxy is solicited by the board of directors (the "Board of Directors") of Station Casinos, Inc., (the "Company") to be used at the Annual Meeting of Stockholders on May 24, 1999 (the "Annual Meeting") to be held at 10:00 a.m. local time at the Sunset Station Hotel & Casino, 1301 West Sunset Road, Henderson, Nevada. This Proxy Statement and the enclosed form of proxy are being sent to Stockholders on or about April 9, 1999.

    At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

ITEM I       The election of three directors to serve until the 2002 Annual Meeting.

ITEM II      A proposal to ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the Company's 1999 fiscal year.

ITEM III     Approval of the Company's Stock Compensation Program as amended to increase the maximum aggregate number of shares of the Company's common stock subject to the
             Stock Compensation Program and to remove the requirement of stockholder approval to materially increase the benefits accruing to participants under the
             Nonemployee Director Stock Option Plan.

    Any stockholder giving a proxy may revoke it at any time prior to its exercise at the Annual Meeting by giving notice of such revocation either personally or in writing to the Secretary of the Company at the Company's executive offices, by subsequently executing and delivering another proxy or by voting in person at the Annual Meeting.

    The Board of Directors believes that the election of its director nominees, the ratification of the appointment of the independent public accountants and the approval of the Stock Compensation Program as amended are in the best interests of the Company and its stockholders and recommends the approval of each of the proposals contained in this Proxy Statement.

                                     VOTING

    Shares represented by duly executed and unrevoked proxies in the enclosed form received by the Board of Directors will be voted at the Annual Meeting in accordance with the specifications made therein by the stockholders, unless authority to do so is withheld. If no specification is made, shares represented by duly executed and unrevoked proxies in the enclosed form will be voted FOR the election as directors of the nominees listed herein, FOR the ratification of the appointment of independent public accountants, FOR the approval of the Company's Stock Compensation Program as amended, and, with respect to any other matter that may properly come before the Annual Meeting, in the discretion of the persons voting the respective proxies.

    The cost of preparing, assembling and mailing of proxy materials will be borne by the Company. Directors, executive officers and other employees may also solicit proxies but without receiving special compensation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable out-of-pocket expenses incurred in sending proxy materials to beneficial owners.

    Only holders of record at the close of business on March 26, 1999 (the "Record Date") of the Company's common stock, $.01 par value (the "Common Stock"), will be entitled to vote at the Annual Meeting. On the Record Date, there were 35,312,192 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on all matters presented at the Annual Meeting.

VOTE REQUIRED

    The election of the director nominees requires a plurality of the votes cast in person or by proxy at the Annual Meeting. Under Nevada law, the Company's Restated Articles of Incorporation (the "Articles") and the Company's Restated Bylaws (the "Bylaws"), shares as to which a stockholder abstains or withholds from voting on the election of directors and shares to which a broker indicates that it does not have discretionary authority to vote ("broker non-votes") on the election of directors will not be counted as voting thereon and therefore will not affect the election of the nominees receiving a plurality of the votes cast.

    Ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the Company's 1999 fiscal year, approval of the Company's Stock Compensation Program as amended to increase the maximum aggregate number of shares of common stock subject to the Stock Compensation Program and to remove the requirement of stockholder approval to materially increase the benefits accruing to participants under the Nonemployee Director Stock Option Plan, each require the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting. Under the Articles and Bylaws, each abstention and broker non-vote on this proposal has the same legal effect as a vote against such proposal.

    The stockholders of the Company have no dissenters or appraisal rights in connection with any of items I, II or III.

                                     ITEM I
                       NOMINEES FOR ELECTION OF DIRECTORS

    The Articles and Bylaws require that the number of directors on the Board of Directors be not less than three (3) nor more than fifteen (15). Currently, the Board of Directors has fixed the number of directors at seven (7). The Board of Directors presently consists of the following persons: Frank J. Fertitta III, Glenn C. Christenson, Blake L. Sartini, R. Hal Dean, Lorenzo J. Fertitta, Lowell
H. Lebermann, Jr. and Delise F. Sartini. The Board of Directors is staggered into three classes. Class I consists of R. Hal Dean and Lowell H. Lebermann, Jr., whose terms expire in 2000. Class II consists of Glenn C. Christenson and Blake L. Sartini, whose terms expire in 2001. Class III consists of Frank J. Fertitta III, Lorenzo J. Fertitta, and Delise F. Sartini, whose terms expire in 1999. At each annual meeting, the terms of one class of directors expire. Each director nominee is elected to the Board of Directors for a term of three years.

    At the Annual Meeting three directors are to be elected to serve until the 2002 Annual Meeting and until their successors are elected and qualified. Unless authority to vote for directors is withheld in the proxy card, it is the intention of the persons named in the enclosed form of proxy to vote FOR the re-election of the three nominees listed below. The persons designated as proxies will have discretion to cast votes for other persons in the event any nominee for director is unable to serve. At present, it is not anticipated that any nominee will be unable to serve.

    The names and certain information concerning the persons to be nominated as directors by the Board of Directors at the Annual Meeting are set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES LISTED BELOW.

    FRANK J. FERTITTA III. Mr. Fertitta has served as Chairman of the Board of the Company since February 1993, Chief Executive Officer since July 1992 and President of the Company since 1989. He has held senior management positions since 1985, when he was named General Manager of Palace Station. He was elected a director of the Company in 1986, at which time he was also appointed Executive Vice President and Chief Operating Officer. In 1992, he co-founded Station Casino St. Charles and has served as Chairman of the Board of Directors of that company since that time.

    LORENZO J. FERTITTA. Mr. Fertitta has served as a director of the Company since 1991. He has served as President and Chief Executive Officer of Fertitta Enterprises, Inc. since June 1993, where he is responsible for managing an investment portfolio consisting of marketable securities and real property. From time to time, the investment portfolio contains investments in other gaming operations. Mr. Fertitta was a co-founder of Southwest Gaming in 1990 and of Station Casino St. Charles in 1992. From 1991 to 1993, he served as Vice President of the Company. Mr. Fertitta has served as a commissioner on the Nevada State Athletic Commission since November 1996. In February 1999, the Company entered into a consulting agreement with Mr. Fertitta to provide financial advisory services.

    DELISE F. SARTINI. Ms. Sartini was appointed a director of the Company on August 30, 1995. She has served as Vice President of Community Affairs at Palace Station in excess of eight years. Ms. Sartini was a co-founder of Southwest Gaming in 1990 and of Station Casino St. Charles in 1992. Ms. Sartini is involved in various charitable organizations and serves on the Board of Directors of St. Jude's Ranch for Children.

                        DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth the directors, executive officers and certain key management personnel of the Company and certain of its subsidiaries. All directors hold their positions until their terms expire and until their respective successors are elected and qualified. Executive officers are elected by and serve at the discretion of the Board of Directors until their successors are duly chosen and qualified.

NAME                                                       AGE      POSITION
-----------------------------------------------------      ---      -----------------------------------------------------
Frank J. Fertitta III(*).............................          37   Chairman of the Board, President, Chief Executive
                                                                     Officer and Director
Glenn C. Christenson.................................          49   Executive Vice President, Chief Financial Officer,
                                                                     Chief Administrative Officer, Treasurer and Director
Scott M Nielson......................................          41   Executive Vice President, General Counsel and
                                                                     Secretary
Blake L. Sartini(*)..................................          40   Executive Vice President, Chief Operating Officer and
                                                                     Director
William W. Warner....................................          34   Vice President of Finance
R. Hal Dean..........................................          82   Director
Lorenzo J. Fertitta(*)...............................          30   Director
Lowell H. Lebermann, Jr..............................          59   Director
Delise F. Sartini(*).................................          39   Director

------------------------

(*) Frank J. Fertitta III and Lorenzo J. Fertitta are brothers and Delise F.
    Sartini is their sister. Delise F. Sartini is married to Blake L. Sartini.

    Set forth below are the Class I and Class II directors whose terms do not expire this year together with non-director executive officers and certain key management personnel of the Company, along with certain information regarding these individuals.

    GLENN C. CHRISTENSON. Mr. Christenson was appointed Chief Administrative Officer in March 1997 and has served as Executive Vice President of the Company since February 1994. From 1989 to 1993, he served as Vice President of the Company. He has served as Chief Financial Officer since 1989, as Treasurer since 1992 and as a director of the Company since 1993. Mr. Christenson is a Certified Public Accountant. From 1983 to 1989, he was a partner of the international accounting firm of Deloitte Haskins & Sells (now Deloitte & Touche), where he served as partner-in-charge of audit services for the Nevada practice and National Audit partner for the Hospitality Industry. Mr. Christenson has served on the Board of Directors of the Nevada Resort Association and was Chairman of the Nevada Resort Association's IRS Liaison Committee. He currently serves on the Executive Committee and Board of Directors of the Boulder Dam Area Boy Scouts Council.

    SCOTT M NIELSON. Mr. Nielson was appointed Executive Vice President of the Company in June 1994. In 1991 he was appointed General Counsel and in 1992 he was appointed Secretary of the Company. From 1991 through June 1994, he served as Vice President of the Company. From 1986 to 1991, Mr. Nielson was in private legal practice, most recently as a partner in the Las Vegas firm of Schreck, Jones, Bernhard, Woloson & Godfrey (now Schreck Morris), where he specialized in gaming law and land use planning and zoning. Mr. Nielson is a member of the American Bar Association, the Nevada Bar Association and the International Association of Gaming Attorneys.

    BLAKE L. SARTINI. Mr. Sartini was appointed Chief Operating Officer in March 1997 and has served as Executive Vice President of the Company since February 1994. From February 1994 to March 1997 he also served as President-Nevada Operations for the Company. From 1991 to 1993, he served as Vice President of Gaming Operations for the Company. He has served as a director of the Company since 1993 and has over 16 years of experience in the hotel and casino industry. From 1985 to 1990, Mr. Sartini held various management positions at the Company and served as President of Southwest Gaming Services, Inc., a subsidiary of the Company, until November 1995. In 1992, he co-founded Station Casino St. Charles and serves as its President.

    WILLIAM W. WARNER. Mr. Warner has served as Vice President of Finance of the Company since January 1996 and from August 1993 to January 1996 he served as Director of Finance. Prior to his employment by the Company, Mr. Warner served as Controller of Kentco Capital Corporation from 1991 to 1993 and from 1986 to 1991 he served with the international accounting firm of Arthur Andersen LLP, most recently as an Audit Manager.

    R. HAL DEAN. Mr. Dean has served as a director of the Company since June 1993 and is chairman of the Human Resources Committee. Mr. Dean retired in 1982 from the Ralston Purina Company, having served 44 years in various capacities including Chairman of the Board (1968-1982) and Chief Executive Officer (1964-1982). Mr. Dean has served on several other Boards of Directors including those of Gulf Oil Corp., Pittsburgh, Pennsylvania (1970-1985), Chase Manhattan Bank International Advisory Group, New York, New York (1965-1970), Mercantile Trust Co., St. Louis, Missouri (1969-1987), General American Life Insurance Co., St. Louis, Missouri (1972-1987), Barnes Hospital, St. Louis, Missouri (1979-1985), LaBarge, Inc., St. Louis, Missouri (1984-1999) and Chevron Corp., San Francisco, California (1985-1989).

    LOWELL H. LEBERMANN, JR. Mr. Lebermann has served as a director of the Company since October 1993 and is chairman of the Audit Committee. He is also a director of Valero Energy Corporation, San Antonio, serving as a member of the executive committee. He is a former director of Franklin Federal Bancorp, Austin (now Norwest), and founding member of the Board of Directors of the Texas Workers' Compensation Fund. He is president and CEO of Centex Beverage, Inc., a wholesale distributor of Miller beer and imported beverages. Since 1993, he has been a member of the Board of Regents of The University of Texas System. He was a Council Member on the Austin City Council from 1971-1977.

MEETINGS OF THE BOARD OF DIRECTORS

    The Board of Directors met seven times during the nine months ended December 31, 1998 (the "Transition Period 1998"). The Board of Directors has standing Audit and Human Resources Committees. The Board of Directors does not have a standing Nominations Committee. None of the members of the Board of Directors attended less than 75% of the meetings of the Board of Directors held or of the total number of meetings held by all committees of the Board of Directors on which various members served during the Transition Period 1998. The current members of each of the Board of Directors' committees are listed below.

THE AUDIT COMMITTEE

    The current members of the Audit Committee are Lowell H. Lebermann, Jr., Chairman and R. Hal Dean. During the Transition Period 1998, the Audit Committee met once.

    The Audit Committee, comprised solely of outside directors, meets periodically with the Company's independent public accountants, management and internal auditors to discuss accounting principles, financial and accounting controls, the scope of the annual audit, internal controls, regulatory compliance and other matters. The Audit Committee also advises the Board of Directors on matters related to accounting and auditing and reviews management's selection of independent public accountants. The independent public accountants and the internal auditors have complete access to the Audit Committee without management present to discuss results of their audit and their opinions on adequacy of internal controls, quality of financial reporting and other accounting and auditing matters.

THE HUMAN RESOURCES COMMITTEE

    The Human Resources Committee, currently comprised solely of outside directors, reviews and takes action regarding terms of compensation, employment contracts and pension matters that concern officers and key employees of the Company. The Human Resources Committee also reviews and takes action regarding grants of options and restricted shares to employees that are issued under the Stock Compensation Program other than awards under the Nonemployee Directors Plan. The Human Resources Committee met three times during the Transition Period 1998.

COMPENSATION OF DIRECTORS

    Directors who are not directly or indirectly affiliated with the Company received a fee of $1,500 for each board meeting attended, $1,000 for each committee meeting attended, and a monthly fee of $3,000. All directors are reimbursed for expenses connected with attendance at meetings of the Board of Directors. All directors are eligible to participate in the Stock Compensation Program. See "Stock Compensation Program" as described hereinafter.

HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    In the Transition Period 1998, the Human Resources Committee consisted of R. Hal Dean and Lowell H. Lebermann, Jr., both outside directors of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership on Forms 3, 4 and 5 with the Commission. Executive officers, directors and 10% stockholders are required by the Commission to furnish the Company with copies of all Forms 3, 4 and 5 they file.

    Based solely on the Company's review of the copies of such forms it has received, the Company believes that all its executive officers, directors and greater than 10% beneficial owners complied with all the filing requirements applicable to them with respect to transactions during the Transition Period 1998.

LEGAL PROCEEDINGS INVOLVING DIRECTORS, OFFICERS, AFFILIATES OR BENEFICIAL OWNERS

    No director, officer, affiliate or beneficial owner of the Company, or any associate thereof, is a party adverse to the Company or any of its subsidiaries in any lawsuit nor has a material adverse interest to the Company.

                     PRINCIPAL STOCKHOLDERS OF THE COMPANY

    The following table sets forth, as of February 28, 1999, certain information regarding the shares of Common Stock beneficially owned by each stockholder who is known by the Company to beneficially own in excess of 5% of the outstanding shares of Common Stock (solely based on information reported on Forms 13D or 13G filed with the Securities and Exchange Commission), by each director and named executive officer and by all executive officers and directors as a group.

                                                                                             BENEFICIAL OWNERSHIP
                                                                                                   OF SHARES
                                                                                          ---------------------------
                                                                                                         PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER(1)(2)                                                 NUMBER (3)       CLASS
----------------------------------------------------------------------------------------  ------------  -------------
Frank J. Fertitta III...................................................................     5,851,819         16.1
Blake L. Sartini(4).....................................................................     4,908,833         13.8
Lorenzo J. Fertitta.....................................................................     4,781,511         13.5
Delise F. Sartini(4)....................................................................     4,727,023         13.4
Bear Stearns & Co., Inc.(5).............................................................     2,615,000          7.4
Par Capital Management, Inc.(6).........................................................     1,994,617          5.3
Glenn C. Christenson(7).................................................................       275,551        *
Scott M Nielson(7)......................................................................       228,430        *
William W. Warner(7)....................................................................        15,693        *
R. Hal Dean.............................................................................        44,265        *
Lowell H. Lebermann, Jr.................................................................        23,500        *
Executive Officers and Directors as a Group (9 persons).................................    16,144,229         43.6

------------------------

* Less than one percent

(1) Of the total number of shares reported in this table, the following are the approximate number of vested options beneficially owned by each individual in the table: Frank J. Fertitta III 970,616; Blake L. Sartini 196,437; Lorenzo J. Fertitta 99,000; Delise F. Sartini 14,627; Glenn C. Christenson 218,094; Scott M Nielson 171,776; William W. Warner 0; R. Hal Dean 22,500 and Lowell H. Lebermann, Jr. 22,500. Of the total number of shares reported in this table, 457 shares beneficially owned by Mr. Warner are held by the Company's 401 (k) Plan.

(2) The address of each of the stockholders named in this table other than Bear Stearns & Co., Inc. and Par Capital Management, Inc. is: c/o Station Casinos, Inc., 2411 West Sahara Avenue, Las Vegas, Nevada 89102.

(3) Unless otherwise indicated in the footnotes to this table and subject to the community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned.

(4) Reflects beneficial ownership shared by Blake and Delise Sartini. Blake and Delise Sartini do not, however, share beneficial ownership of the vested options reflected in note (1) and thus have different total ownership figures.

(5) The address of Bear Stearns & Co., Inc. is 245 Park Avenue, New York, New York, 10167. The SEC filing date is December 31, 1998 for Bear Stearns & Co., Inc.

(6) The address of Par Capital Management, Inc. is One Financial Center, Suite 1600, Boston, Massachusetts, 02111. The SEC filing date is March 3, 1999 for Par Capital Management, Inc. Beneficial ownership includes 944,617 shares resulting from the assumed conversion of Company's convertible preferred stock.

(7) Includes 3,257 shares of Common Stock for Glenn C. Christenson, 1,954 shares of Common Stock for Scott M Nielson and 4,886 shares of Common Stock for William W. Warner issuable upon conversion of the Company's immediately convertible preferred stock.

                             EXECUTIVE COMPENSATION

    The following table sets forth the compensation paid or accrued by the Company to the Chief Executive Officer of the Company and to each of the four most highly compensated executive officers of the Company (other than the Chief Executive Officer) (collectively, the "Executive Officers") for services rendered to the Company in all capacities during the nine month period ended December 31, 1998 (the "Transition Period 1998" or "1998T") and the fiscal years ended March 31, 1998 and 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM COMPENSATION
                                                        ANNUAL COMPENSATION                    AWARDS(5)
                                                ------------------------------------  ----------------------------
                                                                       OTHER ANNUAL    SECURITIES      ALL OTHER
                                                  SALARY      BONUS    COMPENSATION    UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION         PERIOD(1)     ($)(2)     ($)(3)       ($)(4)       OPTIONS(#)       ($)(6)
---------------------------------  -----------  ----------  ---------  -------------  -------------  -------------
Frank J. Fertitta III ...........       1998T      765,962    790,000           --         250,000       271,647
  Chairman of the Board,                 1998    1,000,000    750,000           --         160,000       293,313
  President and Chief Executive          1997      999,159    375,000           --       1,000,000       247,600
  Officer

Glenn C. Christenson ............       1998T      409,965    325,000           --         150,000       237,937
  Executive Vice President, Chief        1998      472,885    321,000           --         180,000       284,861
  Financial Officer, Chief               1997      449,062    135,000           --          65,000       271,234
  Administrative Officer and
  Treasurer

Scott M Nielson .................       1998T      302,025    260,000           --         100,000        99,079
  Executive Vice President,              1998      380,385    240,000           --         130,000       155,137
  General Counsel and Secretary          1997      374,543     93,750           --          40,000       154,002

Blake L. Sartini ................       1998T      398,300    325,000           --         150,000       137,678
  Executive Vice President and           1998      446,923    312,000           --         110,000       165,240
  Chief Operating Officer                1997      419,159    126,000       96,990         400,000       149,448

William W. Warner ...............       1998T      199,616    150,000           --          50,000        58,767
  Vice President of Finance(7)           1998      206,250    150,000           --         100,000         8,205
                                         1997      174,904     30,625           --          10,000         1,154

------------------------

(1) On November 6, 1998, the Company filed a Form 8-K announcing its change in fiscal year end from March 31 of each year to December 31 of each year. This change is effective for the Transition Period 1998.

(2) For the Transition Period 1998 and the fiscal years ended March 31, 1998 and 1997, amounts include salary deferred under the Company's Deferred Compensation Plan of $43,462, $34,615 and $0 for Mr. Fertitta, $105,775, $75,298 and $50,927 for Mr. Christenson, $0, $25,961 and $35,365 for Mr.
    Nielson and $19,135, $12,596 and $6,731 for Mr. Warner (for the fiscal years ended March 31, 1998 and 1997 for Mr. Warner, a portion of the amounts were deferred under the Company's Deferred Compensation Plan for Management Employees).

(3) Each of Messrs. Fertitta, Christenson, Nielson and Sartini was entitled to a minimum annual bonus equal to 5% of his base salary under his employment agreement prior to amendment of such agreements as of December 22, 1997. Amounts shown are the amounts earned for the fiscal years without consideration as to the year of payment. For the Transition Period 1998 and the fiscal years ended March 31, 1998 and 1997 amounts include bonuses deferred under the Company Deferred

    Compensation Plan of $320,288, $0 and $117,449 for Mr. Christenson, $250,000, $0 and $9,375 for Mr. Nielson, and $15,000, $15,000 and $0 for Mr.
    Warner.

(4) For the Transition Period 1998 and the fiscal years ended March 31, 1998 and 1997, Other Annual Compensation did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported, except for Blake L. Sartini during the fiscal year ended March 31, 1997. The Company provides certain perquisites, including certain personal services, to the named executive officers. For the fiscal year ended March 31, 1997, the costs of providing these services were approximately $83,000 for Mr. Sartini.

(5) As of December 31, 1998, the total number of shares of restricted stock held by Messrs. Fertitta, Christenson, Nielson, Sartini and Warner, and the value of such shares as of the close of trading on such date, was 15,000, 3,600, 3,000, 2,400 and 1,000, and $122,813, $29,475, $24,563, $19,650 and $8,188,
    respectively.

(6) These amounts represent premiums for life and disability insurance policies provided by the Company and the Company's matching contribution to the Executive Officers' Deferred Compensation Plan for the Executive's account, and for Mr. Warner, the Company's matching contributions to Mr. Warner's 401(k) and Management Employee's Deferred Compensation Plan accounts. For the Transition Period 1998 and the fiscal years ended 1998 and 1997 these amounts include "split dollar" life insurance premiums for Messrs. Fertitta, Christenson, Nielson, Sartini and Warner. The policy premiums will be returned to the Company through the cash surrender value upon termination of the agreement or in the form of death benefit proceeds.

(7) In September 1997, the Company replaced certain outstanding options to purchase Common Stock, including those of Mr. Warner. The Company replaced 27,055 of Mr. Warner's options which carried exercise prices ranging from $12.00 to $14.625 with options carrying an exercise price of $7.50.

OPTIONS GRANTED IN THE TRANSITION PERIOD 1998

    The following table provides information related to options to purchase Common Stock granted to the Executive Officers during the Transition Period 1998 and the number and value of such options held as of the end of such fiscal year. For the last fiscal year the Company did not grant any SARs.

                    OPTION GRANTS IN TRANSITION PERIOD 1998

                                                  INDIVIDUAL GRANTS                          POTENTIAL REALIZABLE
                           ---------------------------------------------------------------     VALUE AT ASSUMED
                             NUMBER OF         % OF TOTAL                                   ANNUAL RATES OF STOCK
                             SECURITIES      OPTIONS GRANTED                                  PRICE APPRECIATION
                             UNDERLYING       TO EMPLOYEES       EXERCISE OR                OPTION FOR OPTION TERM
                              OPTIONS         IN TRANSITION      BASE PRICE    EXPIRATION   ----------------------
NAME                       GRANTED (#)(1)      PERIOD 1998        ($/SHARE)       DATE        5%($)       10%($)
-------------------------  --------------  -------------------  -------------  -----------  ----------  ----------
Frank J. Fertitta III....       250,000              24.3              7.88      12/8/2008   1,235,000   3,142,500
Glenn C. Christenson.....       150,000              14.6              7.88      12/8/2008     741,000   1,885,500
Scott M Nielson..........       100,000               9.7              7.88      12/8/2008     494,000   1,257,000
Blake L. Sartini.........       150,000              14.6              7.88      12/8/2008     741,000   1,885,500
William W. Warner........        30,000               2.9              7.88      12/8/2008     148,200     377,100
William W. Warner........        20,000               1.9              5.38      9/25/2008      67,800     171,600

------------------------

(1) Executive Officers receive options pursuant to the Stock Compensation Program described elsewhere in this Proxy Statement. The material terms of that program related to recipients, grant timing, number of options, option price and duration are determined by the Program Administrators (as defined herein), subject to certain limitations.

TRANSITION PERIOD 1998 OPTION VALUES

    The following table provides information related to options to purchase Common Stock held by the Executive Officers at the end of the Transition Period 1998. None of the Executive Officers exercised options to purchase Common Stock during the Transition Period 1998.

           AGGREGATED OPTION EXERCISES IN TRANSITION PERIOD 1998 AND
                    THE TRANSITION PERIOD 1998 OPTION VALUES

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                             OPTIONS AT DECEMBER 31,     IN-THE-MONEY OPTIONS AT
                                                                     1998 (#)            DECEMBER 31, 1998 ($)(1)
                                                            --------------------------  --------------------------
NAME                                                        EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----------------------------------------------------------  -----------  -------------  -----------  -------------
Frank J. Fertitta III.....................................     945,616      1,445,410       22,000        166,125
Glenn C. Christenson......................................     213,144        356,566       24,750        145,875
Scott M Nielson...........................................     168,475        246,746       17,875        102,750
Blake L. Sartini..........................................     191,437        660,125       15,125        107,375
William W. Warner.........................................          --        150,000           --        134,375

------------------------

(1) Options are "in-the-money" if, on December 31, 1998, the market price of the Common Stock ($8.19) exceeded the exercise price of such options. The value of such options is calculated by determining the difference between the aggregate market price of the Common Stock covered by the options on December 31, 1998, and the aggregate exercise price of such options.

EMPLOYMENT AGREEMENTS

    The Company and each of Frank J. Fertitta III, Glenn C. Christenson, Scott M Nielson, Blake L. Sartini and William W. Warner are parties to Employment Agreements pursuant to which Mr. Fertitta has agreed to serve as the President and Chief Executive Officer, Mr. Christenson has agreed to serve as the Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer, Mr. Nielson has agreed to serve as Executive Vice President, General Counsel and Secretary of the Company, Mr. Sartini has agreed to serve as Executive Vice President and Chief Operating Officer and Mr. Warner has agreed to serve as Vice President of Finance, in each case through December 21, 2002, subject to automatic 5-year extensions unless the Company or Executive Officer otherwise gives notice at least one year prior to the end of the then-current term or unless otherwise terminated pursuant to the terms of the Employment Agreements. Each of the Employment Agreements was amended and restated or originally entered into on December 22, 1997. The Employment Agreements, as amended, provide that the Executive Officers shall devote reasonable time and attention to the business and affairs of the Company. Mr. Fertitta's Employment Agreement does not prohibit Mr. Fertitta from engaging in any business or assisting any other entity in competition with the Company during the term of his employment. Each Employment Agreement provides for a base salary (to be reviewed annually for increase but not decrease), an annual cash bonus in an amount determined by whether the Executive Officer has met predetermined goals set by the Human Resources Committee of the Company, and the inclusion of the Executive Officer in all plans and programs of the Company made available to the Company's Executive Officers or salaried employees generally, including group life insurance, accidental death and dismemberment insurance, hospitalization, surgical and major medical coverage, long-term disability, vacations and holidays. The Executive Officers' current annual base salaries are $1,050,000 for Mr. Fertitta, $562,000 for Mr. Christenson, $414,000 for Mr. Nielson, $546,000 for Mr. Sartini and $275,000 for Mr. Warner. The Executive Officers are also entitled to life insurance and certain other benefits and perquisites in addition to those made available to Company management generally. These other benefits include participation in the Supplemental Executive Retirement Plan in the case of Mr. Fertitta, and participation in the

Supplemental Management Retirement Plan in the case of Messrs. Christenson, Nielson, Sartini and Warner. Additionally, each of the Executive Officers is a participant in the Company's Special Long-Term Disability Plan. Mr. Christenson, Mr. Nielson and Mr. Sartini also participate in the Company's Long-Term Stay-On Performance Incentive Plan.

    In the event that an Executive Officer's employment is terminated as a result of his death or Disability (as defined in his Employment Agreement), the Executive Officer or his legal representative will receive, among other payments, all amounts due to the Executive Officer under his Employment Agreement as of the date of his death or Disability, plus a pro-rated bonus, and his then-current salary for 24 months, in the case of Mr. Fertitta, or 12 months, in the case of the other Executive Officers, or until his long-term disability insurance payments begin. In the event an Executive Officer's employment is terminated without Cause (as defined in his Employment Agreement) whether before or after a Change of Control (as defined in the Employment Agreement), other than due to death or Disability, among other payments, the Executive Officer will receive the amounts payable under his Employment Agreement as of the date of termination, plus a lump sum payment equal to five times his Base Amount, (as defined in Section 280G of the Code) in the case of Mr. Fertitta, or a lump sum payment equal to three times his Base Amount, in the case of the other Executive Officers, any bonus awarded but not yet paid, any deferred bonus, expense reimbursement and continuation of his health and welfare benefits, at the level in effect at the time of his termination of employment through the end of the 60th month, in the case of Mr. Fertitta, or the 36th month, in the case of the other Executive Officers, following such termination, or the economic equivalent.

    Immediately upon a Change of Control, each Executive Officer will receive a payment equal to three times his Base Amount less one dollar. Additionally, in the event an Executive Officer's employment is terminated following a Change of Control, either by the Company for any reason other than for Cause or by the Executive Officer on his own initiative for Good Reason (as defined in the Employment Agreement), the Executive Officer will be entitled to, among other payments, an amount of cash equal to the greater of (x) five times his Base Amount at the time of the Change of Control or (y) five times his Base Amount at the time of termination of his employment, immediate vesting of any restricted stock of the Company held in the Executive Officer's name or to his benefit, immediate vesting of any stock options and/or stock appreciation rights granted by the Company, which stock options and stock appreciation rights will continue to be and remain exercisable for the remaining term of such stock options and stock appreciation rights as set forth in the agreement granting, or otherwise under the award of, such stock option or stock appreciation right as if no termination had taken place, immediate vesting and cash-out of any phantom stock units granted to the Executive Officer, immediate vesting and pay out of incentive share units, continuation of all employee benefits and perquisites for a period of 60 months, in the case of Mr. Fertitta, or 36 months, in the case of the other Executive Officers, following such termination of employment, or the economic equivalent thereof, immediate vesting of the Executive Officer's supplemental retirement benefit as set forth in the Supplemental Executive Retirement Plan, in the case of Mr. Fertitta, and the Supplemental Management Retirement Plan, in the case of the other Executive Officers, continued funding of the Executive Officer's split dollar insurance as if the Executive Officer were employed by the Company through the maturity date of such policies or payment in full of all premium obligations under such insurance, immediate cash-out, in the case of all Executive Officers other than Mr. Fertitta and Mr. Warner, of the Company's Long-Term Stay-On Performance Plan and, in the case of Mr. Fertitta, an additional amount, grossed up for taxes, equal to the positive difference, if any, of $20 million minus a tax-adjusted amount received under the other provisions noted above.

    If any payment or benefit paid or payable, or received or to be received, by or on behalf of the Executive Officer in connection with a Change of Control or the termination of the Executive Officer's employment, will or would be subject to the excise tax imposed by Section 4999 of the Code, the Company will pay the Executive Officer an additional amount such that, after payment by the Executive of all taxes, the Executive retains an amount of such additional payment equal to the excise tax imposed on such payments and benefits paid or payable or received or to be received.

    The Company is currently negotiating new employment agreements with the Executive Officers and expects to enter into these agreements during 1999.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

    Table I below sets forth the total benefits payable to the Chief Executive Officer as the sole participant in the Supplemental Executive Retirement Plan (the "SERP"). Amounts shown in Table I represent the annual benefits to which the Chief Executive Officer is entitled under the SERP.

                                    TABLE I*

                                                                                  10 OR MORE
                                                                                   YEARS OF
REMUNERATION($)                                                                    SERVICE
------------------------------------------------------------------------------  --------------
1,000,000.....................................................................       500,000
1,025,000.....................................................................       512,500
1,075,000.....................................................................       537,500
1,100,000.....................................................................       550,000
1,125,000.....................................................................       562,500
1,150,000.....................................................................       575,000
1,175,000.....................................................................       587,500

------------------------

*   Assumes normal retirement

    The SERP, which went into effect on November 30, 1994, is a defined benefit plan that covers only the Chief Executive Officer of the Company. The SERP provides a monthly supplemental retirement benefit (the "SERP SRB"), in addition to any other qualified or non-qualified retirement plan of the Company, equal to one-twelfth of the product of (a) 50% and (b) the Chief Executive Officer's final annual compensation, as determined under the SERP (equal to the amount reported as annual salary in the Summary Compensation Table). Amounts shown in Table I represent the annual benefits to which the Chief Executive Officer is entitled under the SERP, which amounts are then reduced by monthly benefits payable under all qualified and non-qualified defined benefit retirement plans of the Company. The amounts listed in Table I are not currently subject to any deductions for social security because the Company currently has no other defined benefit plans. The Chief Executive Officer will become vested in accrued SERP SRBs upon the latter of (a) the attainment of age 45 and (b) the completion of ten years of service after the effective date of the plan, or, if a Change of Control (as defined in the SERP) occurs, the Chief Executive Officer will become fully vested in the SERP SRB.

    The SERP SRB is payable upon the later of the date on which the Chief Executive Officer attains age 55 or the Chief Executive Officer's termination of employment. Alternatively, the Chief Executive Officer may elect to commence receiving the SERP SRB upon the later of the date on which the Chief Executive Officer attains age 45 or the Chief Executive Officer's termination of employment. In the event of such an early retirement election, the SERP SRB shall be reduced by 6% of such otherwise payable benefit for each year that the Chief Executive Officer is less than age 55.

    The SERP SRB payments will be made for no less than 15 years after the date on which the Chief Executive Officer begins to receive payments. If the Chief Executive Officer dies after the Chief Executive Officer becomes vested and prior to the date on which the Chief Executive Officer begins to receive SERP SRB payments, the Company will pay a survivors benefit to the Chief Executive Officer's spouse equal to the amount that would have been payable to such spouse if the Chief Executive Officer had commenced receiving the SERP SRB at age 55 in the form of a joint and 50% survivor annuity. The Company has no duty to set aside or invest any amounts under or in respect of the SERP. As of December 31, 1998, Frank J. Fertitta III has four years of credited service under the SERP.

SUPPLEMENTAL MANAGEMENT RETIREMENT PLAN

    Table II below sets forth the total benefits payable to Executive Officers, other than the Chief Executive Officer, selected by the Human Resources Committee of the Board of Directors to participate in the Company's Supplemental Management Retirement Plan (the "SMRP"). Amounts shown in Table II represent the annual benefits to which the covered Executive Officers are entitled under the SMRP.

                                   TABLE II*

                                                                                  10 OR MORE
                                                                                   YEARS OF
REMUNERATION($)                                                                    SERVICE
------------------------------------------------------------------------------  --------------
200,000.......................................................................        80,000
250,000.......................................................................       100,000
300,000.......................................................................       120,000
350,000.......................................................................       140,000
400,000.......................................................................       160,000
450,000.......................................................................       180,000
500,000.......................................................................       200,000
550,000.......................................................................       220,000
600,000.......................................................................       240,000

------------------------

*   Assumes normal retirement

    The SMRP, which went into effect on November 30, 1994, is a defined benefit plan for the Executive Officers, other than the Chief Executive Officer, selected by the Human Resources Committee of the Board of Directors. The SMRP provides a monthly supplemental retirement benefit (the "SMRP SRB"), in addition to any other qualified or non-qualified retirement plan of the Company, equal to one-twelfth of the product of (a) 40% and (b) the Executive Officer's final annual compensation, as determined under the SMRP (equal to the amount reported as annual salary in the Summary Compensation Table), which amounts are then reduced by monthly benefits payable under all qualified and non-qualified defined benefit retirement plans of the Company. The amounts shown in Table II are not currently subject to any deductions for social security or other offset amounts because the Company currently has no other defined benefit plans. The Executive Officer will become vested in the accrued SMRP SRBs upon the latter of
(a) the attainment of age 55 and (b) the completion of ten years of service after the effective date of the plan, or, if a Change of Control (as defined in the SMRP) occurs, the Executive Officer will become fully vested in the SMRP SRB.

    The SMRP SRB is payable upon the later of the date on which the Executive Officer attains age 60 or the Executive Officer's termination of employment. Alternatively, the Executive Officer may elect to commence receiving the SMRP SRB upon the later of the date on which the Executive Officer attains age 55 or the Executive Officer's termination of employment. In the event of such an early retirement election, the SMRP SRB shall be reduced by 6% of such otherwise payable benefit for each year that the Executive Officer is less than age 60.

    The SMRP SRB payments will be made for no less than 15 years after the date on which the Executive Officer begins to receive payments. If the Executive Officer dies after becoming vested and prior to the date on which the Executive Officer begins to receive SMRP SRB payments, the Company will pay a survivor's benefit to the Executive Officer's spouse equal to the amount that would have been payable to such spouse if the Executive Officer had commenced receiving the SMRP SRB at age 60 in the form of a joint and 50% survivor annuity. The Company has no duty whatsoever to set aside or invest any amounts under or in respect to the SMRP. As of December 31, 1998, Messrs. Glenn C. Christenson, Scott M Nielson and Blake L. Sartini have four years of service credited under the SMRP and William W. Warner has two years of credited service.

DEFERRED COMPENSATION PLAN FOR EXECUTIVES

    The Deferred Compensation Plan For Executives (the "DCPE"), in effect as of November 30, 1994, is a deferred compensation plan for Executive Officers whose base salaries are at a rate in excess of the amount specified in Section 401(a)(17) of the Code, and who are selected for participation by the Human Resources Committee of the Board of Directors. Executive Officers may defer up to 50% of their regular base salary and 100% of any special and/or discretionary bonuses. The Company has agreed to match 100% of the first 10% of any base salary and bonus deferred under the plan, pursuant to retroactive modifications of the DCPE adopted by the Company on March 15, 1996. Additionally, the Company may, in its sole discretion, credit supplemental contributions to an Executive Officer's account. Earnings on deferrals are required to equal the greater of
(i) the annual return on Common Stock or (ii) an instrument paying 4% interest per annum. Each participant's deferred compensation account will be adjusted at the end of the plan year to reflect earnings and the account balance will be reinvested for the next plan year. An Executive Officer's accrued balance in a deferred compensation account will be fully vested at all times. The accrued balance in an Executive Officer's matching and supplemental contributions account will vest 20% each year and will be fully vested after five years of continuous service. If a Change in Control (as defined in the DCPE) occurs, the Executive Officer's accrued balance in the Matching Contributions Account and the Supplemental Contributions Account (both as defined in the DCPE) become fully vested as of the date of any such Change in Control. Vested accrued balances shall be paid in cash in one lump sum payment within 15 days of the termination of employment. If the Executive Officer is terminated for any reason (other than death) prior to completion of five years of continuous service, any accrued balance existing under the matching and supplemental accounts shall be paid in cash. Hardship distributions are permitted under the plan in the event of an unforeseeable emergency, and will be limited to the amount shown to be necessary to meet the emergency.

SPECIAL LONG-TERM DISABILITY PLAN

    The Special Long-Term Disability Plan provides disability benefits equal to a combined monthly benefit amount of 66% of the average of base salary plus bonus for the two plan years immediately preceding (but not including) the plan year in which the participant's employment is terminated due to disability divided by twelve; provided, however, that the monthly benefit will be reduced by any benefit the participant receives from all other disability plans sponsored by the Company, if any. Benefits begin on the first day of the second month succeeding the month in which the participant's termination of employment due to disability occurs. Individuals eligible to participate in the plan consist of the Executive Officers as chosen by the Human Resources Committee of the Board of Directors from key executives nominated by the Chief Executive Officer. The Human Resources Committee may, in its sole discretion, terminate the participation of any participant prior to the disability of such participant. Each of the Executive Officers is a participant in this plan. The Company is currently self-insured as to these long-term disability benefits.

LONG-TERM STAY-ON PERFORMANCE INCENTIVE PLAN

    The Long-Term Stay-On Performance Incentive Plan, as amended as of June 19, 1997, will pay $1,000,000 to each of Messrs. Christenson, Nielson and Sartini for continuous employment by all three Executive Officers through March 31, 2001. Failure by any such Executive Officer, for any reason, to complete the length of service specified will result in the forfeiture of such Executive Officers' award and will reduce each of the remaining two Executive Officers' awards by 25%. The award will be issued on April 1, 2001 in shares of Common Stock, valued at the award date, if available, or otherwise in cash. The award will be restricted from April 1, 2001 through April 1, 2004 (the "Restriction Period"). Each Executive Officer must continue in employment during the Restriction Period to receive the full amount of his award. The award becomes unrestricted as follows: (1) 50% of the total number of shares on April 1, 2003 and (2) 50% of the total number of shares on April 1, 2004. Termination of employment, for any reason during the Restriction Period, will result in forfeiture of any remaining restricted shares of the Company.

SPLIT-DOLLAR INSURANCE PROGRAM

    In August 1995, split-dollar life insurance agreements were entered into for the Chief Executive Officer and the Executive Officers other than Mr. Warner for whom a policy was entered into in April 1998. Under the terms of the policies, the Company will pay the premiums for such life insurance policies and the Company will have an interest in the insurance benefits equal to the amount of unreimbursed premiums it has paid, with the balance payable to the beneficiary as named by the Executive Officer. The face value of each Executive Officer's individual policy and second-to-die policy is as follows: $10 million and $30 million for Mr. Fertitta, $7 million and $0 for Mr. Christenson, $7 million and $0 for Mr. Nielson, $5 million and $10 million for Mr. Sartini and $3.5 million and $0 for Mr. Warner.

LIMITATION OF LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

    The Articles eliminate liability of its directors and officers for damages for breach of fiduciary duty as directors and officers, except to the extent otherwise required by the NRS and in cases in which the breach involves intentional misconduct, fraud or a knowing violation of the law.

    Sections 78.7502 and 78.751 of Chapter 78 of the NRS and the Bylaws contain provisions for indemnification of officers and directors of the Company and, in certain cases, employees and other persons. The Bylaws require the Company to indemnify such persons to the full extent permitted by Nevada law. Each such person will be indemnified in any proceeding if such person acted in good faith and in a manner which such person reasonably believed to be in, or not opposed to, the best interest of the Company and, with respect to any criminal action, had no reasonable cause to believe was unlawful. Indemnification would cover expenses, including attorneys' fees, judgments, fines and amounts paid in settlement.

    Section 78.752 of Chapter 78 of the NRS and the Bylaws also provide that the Board of Directors may cause the Company to purchase and maintain insurance on behalf of any present or past director or officer insuring against any liability asserted against such person incurred in the capacity of director or officer or arising out of such status, whether or not the Company would have the power to indemnify such person. The Company maintains directors' and officers' liability insurance.

    The Company has entered into indemnification agreements (the "Indemnification Agreements") with each director and certain officers, employees and agents of the Company. Each Indemnification Agreement provides for, among other things: (i) indemnification to the fullest extent permitted by law for an indemnified party (the "Indemnitee") unless it is determined, as provided in the Indemnification Agreement, that indemnification is not permitted under law; and
(ii) prompt advancement of expenses to any Indemnitee in connection with his or her defense against any claim.

                        REPORT ON EXECUTIVE COMPENSATION

    This report is provided by the Human Resources Committee of the Board of Directors to assist stockholders in understanding the Company's objectives and procedures in establishing the compensation of the Company's Chief Executive Officer and other executive officers. The Human Resources Committee is responsible for (i) reviewing and approving all elements of the total compensation program for the Company, (ii) aligning the total compensation program with the Company's business strategy and (iii) assuring stockholders that the pay delivery programs are effective, responsible, and competitive when compared to similarly situated organizations.

EXECUTIVE COMPENSATION PROGRAM PHILOSOPHY AND OBJECTIVES(1)

    The Human Resources Committee's primary objectives in setting compensation policies are to develop a program designed to retain the current management team, reward them for outstanding performance, and attract those individuals needed to implement its strategy. The Human Resources Committee set compensation policies to account for continued significant growth and to retain highly talented, motivated individuals with a long-term vision for the Company. The Human Resources Committee also sought to align the financial interest of the Company's executives with that of its stockholders. The Human Resources Committee believes to achieve this goal a significant portion of the Company's executives' compensation should be "at risk" and tied to the achievement of annual and long-term corporate performance criteria. The Human Resources Committee retains an outside consultant to assist with the design, implementation and communication of its compensation program.

BASE SALARY

    Base salaries are reviewed annually and may be adjusted based on an evaluation of the executive's performance in conjunction with a review of compensation normally received by other individuals holding similar positions at other organizations with similar revenues and scope of business. For the Transition Period 1998, the Human Resources Committee identified a group of similar casino and gaming companies that it believes are the Company's competition for executive level employees. Due to the limited availability of information, this group of casino and gaming companies identified by the Human Resources Committee is a different group of companies from that used to create the stock performance graph. As part of its strategy to attract and retain high quality executive employees, the Human Resources Committee has established a policy to pay executive base salaries between the 50th and 75th percentile of the range of the base salaries paid by these similar casino and gaming companies. Actual salaries are determined based upon an assessment of the individual's contribution and value to the organization and the competitive market for that position.

ANNUAL INCENTIVES

    The Human Resources Committee also sets executive compensation in a manner designed to make it dependent upon the performance of the Company. To create incentives for superior performance and to allow executives to share in the success of the Company, the Human Resources Committee has made a portion of an executive's compensation dependent upon the annual and long-term performance of the Company.

    Annual incentive awards for the Transition Period 1998 performance were based upon the Company's performance and assessments of the individual executive's contribution to the success of the Company during the Transition Period 1998. The Human Resources Committee targeted total cash compensation paid to the Company's executives to be between the 50th and 75th percentile of that paid by its competitors for executive level employees. Actual annual incentive payouts were adjusted for the Company's performance and the individual's contribution during the performance period.

    Executives participate in an annual incentive plan administered by the Human Resources Committee that was implemented on April 1, 1994. This plan makes a portion of the participant's compensation dependent upon the annual performance of the Company and also has a component to reward the individual for superior performance in the event targets are not met, but the individual's performance has been exemplary. The purpose of this plan is to focus each executive on the attainment of financial objectives that the Human Resources Committee believes are primary determinants of the Company's share price over time. Each year, specific cash flow and earnings per share goals are approved by the Human Resources Committee under the plan. To ensure that the award amounts under the plan are

------------------------------

(1) Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Exchange Act, the Report on Executive Compensation shall not be incorporated by reference in any such filings.

competitive, target award amounts are set at the beginning of each performance period for each executive based upon the 50th percentile of comparable award amounts paid by the Company's competitors for executive employees. The amount of the target award is determined by comparison of actual cash flow and earnings per share versus the goal cash flow and earnings per share. The actual award amount may vary from zero to one and a half times the targeted award amount. The Human Resources Committee has retained discretion to change the actual award by up to 50% of the executive's target, positively or negatively, based on individual performance.

LONG-TERM INCENTIVES

    The Company has provided stock-based incentives to its officers since its inception. The Human Resources Committee attempts to give the Company's executives a stake in the long-term success of the business, and to pay a considerable portion of the Company's executives total compensation in stock, to give the executive a long-term stake in the business and to align the executive's interests with those of the Company's stockholders. These grants of stock options and restricted stock align the executive's interests with the stockholder's interests as the size of the executive's reward is dependent on the Company's stock performance. Grants made to the Company's executives approximate the 75th percentile of expected grant values for those companies that the Human Resources Committee has identified as the Company's competition for executive level employees, with the value of any awards estimated using the Black-Scholes valuation model. Awards have generally been granted with a vesting schedule of 20% of the award each anniversary from the date of grant until fully vested.

OTHER EXECUTIVE PROGRAMS

    The Company also maintains certain executive benefits and perquisites that are considered necessary to offer fully competitive opportunities to its executives. These include, but are not limited to, supplemental retirement arrangements, employment agreements, and change in control contracts. The details of these programs are explained under the "Executive Compensation" section of this proxy statement.

TRANSITION PERIOD 1998 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

    The same philosophies described above for each executive position were used by the Human Resources Committee to determine the compensation for the Chairman of the Board, President, and Chief Executive Officer, Mr. Frank J. Fertitta III.

THE CHIEF EXECUTIVE OFFICER'S TRANSITION PERIOD 1998 BASE SALARY

    The Human Resources Committee established Mr. Fertitta's annual base salary for the Transition Period 1998 based upon a review of compensation by casino and gaming companies identified as having similar revenues and scope of operations together with an evaluation of the Company's results in fiscal year 1998. Mr. Fertitta's annual base salary was increased during the Transition Period 1998 from $1,000,000 to $1,050,000.

THE CHIEF EXECUTIVE OFFICER'S TRANSITION PERIOD 1998 ANNUAL INCENTIVE

    The annual incentive earned by the Chief Executive Officer for the Transition Period 1998 performance was $790,000. This annual incentive award reflects the Company's performance and the Chief Executive Officer's individual contribution to the Company as evaluated by the Human Resources Committee for the year.

LIMITATION OF TAX DEDUCTION FOR EXECUTIVE COMPENSATION

    Internal Revenue Code Section 162(m) prevents publicly traded companies from receiving a tax deduction on compensation paid to proxy-named executive officers in excess of $1 million in any taxable year, effective for compensation paid after 1993. The Human Resources Committee believes that there will not be material amounts of non-deductible compensation in the Transition Period 1998 due to various exceptions to the $1 million limitation. While the Human Resources Committee is mindful of the provisions of
Section 162(m), the Human Resources Committee does not allow Section 162(m) to drive compensation decisions.

    The Human Resources Committee believes that the Company's other compensation programs which will result in amounts of compensation in the Transition Period 1998 will either qualify for exceptions to the $1 million limit or that in the aggregate such amounts of compensation will not significantly exceed $1 million for each executive.

                                          Respectfully Submitted,
                                          Station Casinos, Inc.
                                          Human Resources Committee
                                          R. Hal Dean, Chairman
                                          Lowell H. Lebermann, Jr.

STOCK PERFORMANCE GRAPH(2)

    The graph below compares the cumulative total stockholder return of the Company, with the cumulative total return of the Standard & Poor's 500 Stock Index ("S&P 500") and the cumulative total return of a peer group with comparable market capitalization consisting of Ameristar Casinos Inc., Argosy Gaming Corp., Aztar Corp., Boyd Gaming Corp., Circus Circus Enterprises, Inc., Grand Casinos, Inc., Hollywood Casino Corp., Jackpot Enterprises, Inc., President Casinos, Inc., Primadonna Resorts, Inc., and Rio Hotel & Casino, Inc. Certain companies in the peer group from the prior year have been acquired and, as a result, are no longer reflected in the cumulative total return of the peer group. The performance graph assumes that $100 was invested on May 25, 1993 (the date of the Company's initial public offering) in each of the Common Stock, common stock of the selected peer group, and the S&P 500. The stock price performance shown in this graph is neither necessarily indicative of nor intended to suggest future stock price performance.

               COMPARISON OF 67 MONTH CUMULATIVE TOTAL RETURN(*)
        AMONG STATION CASINOS, INC., THE S&P 500 INDEX AND A PEER GROUP

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DOLLARS                                 5/25/93       3/94       3/95       3/96       3/97       3/98      12/98
STATION CASINOS, INC.                       100         88         58         58         41         74         41
PEER GROUP                                  100         81         69         68         48         50         27
S & P 500                                   100        102        117        155        186        275        310

*   $100 INVESTED ON 5/25/93 IN STOCK OR INDEX--INCLUDING REINVESTMENT OF
    DIVIDENDS.

(2) Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Exchange Act, this Performance Graph shall not be incorporated by reference in any such filings.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

BOULDER STATION LEASE

    Boulder Station is situated on 46 acres located on the east side of Las Vegas, Nevada. The Company owns 19 acres and leases the remaining 27 acres from a trust pursuant to a long-term ground lease. The trustee of such trust is Bank of America NT&SA and the beneficiary is KB Enterprises, an affiliated company owned by Frank J. Fertitta, Jr. and Victoria K. Fertitta (the "Related Lessor"), the parents of Frank J. Fertitta III, Chairman of the Board and Chief Executive Officer of the Company. The lease currently has a maximum term of 65 years, ending in June 2058. The lease currently provides for monthly payments of $135,525 until June 2008. In July 2008, and every ten years thereafter, the rent will be adjusted by a cost of living factor. In July 2003, and every ten years thereafter, the rent will be adjusted to the product of the fair market value of the land and the greater of (i) the then-prevailing annual rate of return for comparably situated property or (ii) 8% per year. In no event will the rent for any period be less than the immediately preceding period. Pursuant to the ground lease, the Company has an option, exercisable at five-year intervals beginning in June 1998, to purchase the land at fair market value. Boulder Station did not exercise its June 1998 option. The Company believes that the terms of the ground lease are as fair to the Company as could be obtained from an independent third party.

TEXAS STATION LEASE

    Texas Station is situated on 47 acres located in North Las Vegas, Nevada. The Company leases the land from a trust pursuant to a long-term ground lease. The trustee of such trust is Bank of America NT&SA and the beneficiary is Texas Gambling Hall & Hotel, an affiliate company of the Related Lessor. The lease has a maximum term of 65 years, ending in July 2060. The lease provides for monthly rental payments of $150,000 until July 2000. In July 2000, and every ten years thereafter, the rent will be adjusted to the product of the fair market value of the land and the greater of (i) the then-prevailing annual rate of return being realized by owners of comparable land in Clark County or (ii) 8% per year. The rent will be further adjusted by a cost of living factor after the first ten years and every ten years thereafter. In no event will the rent for any period be less than the immediately preceding period. Pursuant to the ground lease, the Company has an option, exercisable at five-year intervals beginning in May 2000, to purchase the land at fair market value. Pursuant to the ground lease, the lessor will have a right to put the land to the Company, exercisable no later than one year after the first to occur of (a) a change of control (as defined in the lease), or (b) delivery of written notice that such a change of control is anticipated, at a purchase price equal to fair market value as determined by negotiation. The Company believes that the terms of the ground lease are as fair to the Company as could be obtained from an independent third party.

GORDON BIERSCH BREWING COMPANY

    The Company owns a 50% interest in Town Center Amusements, Inc., a Limited Liability Company, a Nevada limited liability company, doing business as Barley's Casino & Brewing Company ("Barley's"), which operates a casino and brew pub located in southeast Las Vegas. Barley's commenced operations in January 1996. Barley's entered into a consulting agreement with Gordon Biersch Brewing Company ("Gordon Biersch"). Frank J. Fertitta III, Blake L. and Delise F. Sartini and Lorenzo J. Fertitta collectively own a 15.7% interest in Gordon Biersch. The Frank J. Fertitta and Victoria K. Fertitta Revocable Family Trust dated June 17, 1989 (the "Fertitta Trust") owns another 21.0% interest and trusts for the children of the above named individuals collectively own a 7.9% interest in Gordon Biersch. The consulting agreement required Barley's to pay Gordon Biersch $25 for each barrel of beer brewed. The consulting agreement with Gordon Biersch ended in January 1999. Barley's paid Gordon Biersch approximately $45,000 and $62,000 during the Transition Period 1998 and the fiscal year ended March 31, 1998, respectively. In addition Gordon Biersch was a tenant at Sunset Station until March 1998. Gordon Biersch paid monthly rental amounts of $13,395 under the lease at Sunset Station.

DIRECTORS

    The Company employs Delise F. Sartini as Vice President of Community Affairs at Palace Station. During the Transition Period 1998 and the fiscal year ended March 31, 1998, the Company paid salary to Delise F. Sartini of $48,872 and $65,000 respectively.

    In February 1999, the Company entered into a consulting agreement with Lorenzo J. Fertitta to provide financial and strategic advisory services to the Company. The consulting agreement is for a term of five years and provides for an annual fee of $240,000, payable in equal monthly installments and monthly premium payments necessary to maintain $15 million in term life insurance coverage. In connection with his provision of the consulting services, Mr. Fertitta was granted 100,000 options to purchase the Company's Common Stock at $7.88 in December 1998.

TRAVELSCAPE.COM, INC.

    The Company has maintained a wholesale travel agent contract to provide varying amounts of hotel rooms to Las Vegas Reservation Systems since 1993. The Company received hotel revenue of approximately $145,378 and $145,071 during the Transition Period 1998 and the fiscal year ended March 31, 1998, respectively from Las Vegas Reservation Systems. Zucchero, LLC, a Nevada limited liability company, beneficially owned by the Fertitta Trust, Frank J. Fertitta, III, Blake
L. Sartini and Lorenzo J. Fertitta currently holds a 10% investment in Travelscape.com, Inc. which is an affiliate of Las Vegas Reservation Systems. Lorenzo J. Fertitta is a director of Travelscape.com, Inc.

                                    ITEM II
                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has selected Arthur Andersen LLP ("AA") to serve as the Company's independent public accountants to audit the financial statements of the Company for the 1999 fiscal year. AA has served as the Company's independent public accountants since fiscal year 1991. A representative of AA will attend the Annual Meeting and will be given an opportunity to make a statement and will be available to answer appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS, ON THE ADVICE OF ITS AUDIT COMMITTEE, THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 1999.

    Unless a contrary indication is made on the enclosed proxy card, it is the intention of the persons named therein to vote FOR the selected accountants.

                                    ITEM III
                            PROPOSED APPROVAL OF THE
                             STATION CASINOS, INC.
                           STOCK COMPENSATION PROGRAM

    In 1993, the Board approved, and the Company adopted the Station Casinos, Inc. Stock Compensation Program (the "Program"). The Program provides for the granting of options to purchase shares or the granting of restricted shares of common stock of the Company, par value $0.01 ("Common Stock") to certain employees, directors, independent contractors and consultants of the Company and its subsidiaries or any parent company.

    On March 19, 1999, the Board proposed an amendment to the Program to increase the maximum aggregate number of shares of Common Stock available for award under the Program from 6,307,000 to 10,807,000. The Board of Directors believes that the Company's executive and key employees should have a stake in the long-term success of the business of the Company and, accordingly, that a considerable portion of their total compensation should be paid in stock. The Board of Directors is proposing increasing the percentage of the Company's shares of Common Stock available for issuance under the Program from 15% of the outstanding Common Stock and Common Stock issuable on conversion of the Company's $3.50 Convertible Preferred Stock, to approximately 26% of such stock. The Company's consultants, Towers Perrin, have informed the Company that 26% will allow the Company to continue to remain competitive within the gaming industry, making grants to executives that approximate the 75th percentile of expected grant values for those companies that the Human Resources Committee has identified as the Company's competition for executive level employees.

    The Board also proposed an amendment to the Program to remove the requirement of stockholder approval to materially increase the benefits accruing to participants under the Nonemployee Director Stock Option Plan. The approval of stockholders for amendments materially increasing the benefits accruing to participants under the Plan was required by rules applicable to insiders under
Section 16 of the Securities Exchange Act of 1934. However, the Section 16 rules have been amended and no longer require stockholder approval for such amendments. Thc Company believes that this amendment will give the Company additional flexibility in granting options to purchase Common Stock to attract and retain persons of desired ability as nonemployee directors at the Company, and to motivate such persons to exert their best effort on behalf of the Company. In connection with these amendments, the Board is currently considering an amendment to the Plan to increase the number of options to acquire shares of Common Stock granted annually to nonemployee directors. The approval of the Program, as amended, will allow the Board to adopt such an increase without the approval of the Company's stockholders.

    A general description of the basic features of the Program, as amended, is set forth below. Such description is qualified in its entirety by reference to the full text of the Program, as amended, as set forth in Appendix A to this Proxy Statement.

PURPOSE OF THE PROGRAM

    The Program is intended to secure for the Company and its subsidiaries and its stockholders the benefits arising from ownership of Common Stock by those selected key individuals of the Company and its subsidiaries who will be responsible for the future growth of such corporations. The Program is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide key individuals with an additional incentive to contribute to the success of the corporations.

ELEMENTS OF THE PROGRAM

    In order to maintain flexibility in the award of stock benefits, the Program is composed of four parts. The first part is the Incentive Stock Option Plan (the "Incentive Plan") under which are granted incentive stock options ("Incentive Options"). The second part is the Nonqualified Stock Option Plan (the "Nonqualified Plan") under which are granted nonqualified stock options ("Nonqualified Options"). The third part is the Restricted Shares Plan (the "Restricted Plan") under which are granted restricted shares of Common Stock. The fourth part is the Nonemployee Directors Stock Option Plan (the "Nonemployee Plan") under which nonemployee directors are granted nonqualified stock options. The Incentive Plan, Nonqualified Plan, Restricted Plan, and Nonemployee Plan are included herebelow as Part I, Part II, Part III, and Part IV respectively, and are collectively referred to herein as the "Plans". The grant of an option or restricted share under one of the Plans will not be construed to prohibit the grant of an option or restricted share under any of the other Plans, except that a grant to a nonemployee director may only be made under Part IV.

GENERAL PROVISIONS OF STOCK COMPENSATION PROGRAM

    ADMINISTRATION. The program will be administered by the Board or by a committee appointed by the Board, consisting of not less than two directors of the Company who are "disinterested" directors within the meaning of SEC Rule 16b-3 (the "Committee") and "outside" directors within the meaning of Section 162(m) of the Code. The Board may from time to time remove members from the Committee, fill all vacancies on the Committee, however caused, and may select one of the members of the Committee as its Chairman. The members of the Board or Committee, when acting to administer the Program, are herein collectively referred to as the "Program Administrators."

    AUTHORITY OF PROGRAM ADMINISTRATORS. The Program Administrators will have sole authority, in their absolute discretion, to, except with regard to awards under Part IV: (a) construe and interpret the Program; (b) define the terms used herein; (c) determine the individuals to whom options and restricted shares shall be granted under the Program; (d) determine the time or times at which options and restricted shares shall be granted under the Program; (e) determine the number of shares subject to each option and restricted share, the option price, and the duration of each option granted under the Program; (f) determine all of the other terms and conditions of options and restricted shares granted under the Program; and (g) make all other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program. All decisions, determinations, and interpretations made by the Program Administrators will be binding and conclusive on all participants in the Program and on their legal representatives, heirs, and beneficiaries.

    MAXIMUM NUMBER OF SHARES SUBJECT TO THE PROGRAM. The maximum aggregate number of shares of Common Stock subject to the Plans after stockholder approval is 10,807,000 shares. The shares of Common Stock to be issued upon exercise of an option, to the extent exercised for shares of Common Stock, or issued as restricted shares may be authorized but unissued shares, shares issued and reacquired by the Company or shares purchased by the Company on the open market. If any of the options granted under the Program expire or terminate for any reason before they have been exercised in full, the unpurchased shares subject to those expired or terminated options shall cease to reduce the number of shares available for purposes of the Program. If the conditions associated with the grant of restricted shares are not achieved within the period specified for satisfaction of the applicable conditions, or if the restricted share grant terminates for any reason before the date on which the conditions must be satisfied, the shares of Common Stock associated with such restricted shares will cease to reduce the number of shares available for purposes of the Program. The number of shares of Common Stock underlying Incentive Options and Nonqualified Options granted under the Incentive Plan and the Nonqualified Plan of the Program, respectively, in any calendar year to any individual participating in the Program may not exceed the maximum number of shares issuable under the Program.

    ELIGIBILITY AND PARTICIPATION. Officers, key employees, directors (whether employees or nonemployees), and independent contractors or consultants of the Company or its subsidiaries who are responsible for or contribute to the management, growth, or profitability of the business of the Company or its subsidiaries will be eligible for selection by the Program Administrators to participate in Part I, Part II and/ or Part III of the Program. However, Incentive Options may be granted under the Incentive Plan only to a person who is an employee of the Company or its subsidiaries. Only nonemployee directors are eligible to receive grants under the Nonemployee Plan.

    EFFECTIVE DATE AND TERM OF PROGRAM. The Program became effective on June 2, 1993. The Program will continue in effect for a term of 10 years unless sooner terminated as provided below.

    ADJUSTMENTS. If the outstanding shares of Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment will be made in the maximum number and kind of shares as to which options and restricted shares may be granted under this Program. A corresponding adjustment changing the number and kind of shares allocated to unexercised options, restricted shares, or portions thereof, which have been granted prior to any such change, will likewise be made. Any such adjustment in outstanding options will be made without change in the aggregate purchase price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price for each share or other unit of any security covered by the option.

    TERMINATION AND AMENDMENT OF PROGRAM. The Program will terminate on June 1, 2003 or will terminate at such earlier time as the Board may so determine. No options or restricted shares will be granted under the Program after that date. Subject to the limitation contained below, the Plan Administrators may at any time amend or revise the terms of the Program, including the form and substance of the option and restricted share agreements to be used hereunder. No amendment or revision may (a) materially increase the maximum number of shares that may be issued under this Program; (b) increase the maximum term established under the Plans for any option or restricted share; (c) materially modify the requirements as to eligibility for participation in the Program; or (d) materially increase the benefits accruing to participants under the Program, provided that no stockholder approval will be required to materially increase the benefits accruing to participants under the Nonemployee Director Stock Option Plan upon stockholder approval of the amended Program. In addition, no such amendment or revision shall be effective if it would disqualify the Program from the exemptions provided by SEC Rule 16b-3. In addition, no amendment, suspension, or termination of the Program may, without the consent of the individual who has received an option or restricted share, alter or impair any of that person's rights or obligations under any option or restricted share granted under the Program prior to that amendment, suspension, or termination.

    PRIVILEGES OF STOCK OWNERSHIP. No individual will have any of the rights or privileges of a stockholder of the Company in respect of any shares of stock issuable upon the exercise of his or her option or the satisfaction of his or her restricted share conditions until certificates representing the shares have been issued and delivered. No shares will be required to be issued and delivered upon exercise of any option or satisfaction of any conditions with respect to a restricted share unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with.

    RESERVATION OF SHARES OF COMMON STOCK. The Company, during the term of the Program, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program.

    TAX WITHHOLDING. The exercise of any option or the satisfaction of the conditions imposed upon any restricted share granted under this Program is subject to the condition that if at any time the Company determines, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option or the satisfaction of the conditions imposed upon the restricted share will not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company.

    SEC COMPLIANCE. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Program are intended to comply with all applicable conditions of SEC Rule 16b-3. To the extent any provision of the Program or any action of the Program Administrators fails to comply with such rule, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. If a person subject to Section 16 of the Exchange Act exercises his or her rights under a grant under the Program or receives unrestricted Common Stock through a grant under Part III of the Program before six months have passed from the date of the grant, the Company will hold in its custody any resulting stock certificate until six months has passed from the date of the grant.

PLAN I--STATION CASINOS, INC. INCENTIVE STOCK OPTION PLAN

    PURPOSE. The purpose of the Station Casinos, Inc. Incentive Stock Option Plan (the "Incentive Plan") is to promote the growth and general prosperity of the Company by permitting the Company to grant options to purchase shares of its Common Stock. The Incentive Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide key individuals with an additional incentive to contribute to the success of the Company. The Company intends that options granted pursuant to the provisions of the Incentive Plan (the "Incentive Options") will qualify as "incentive stock options" within the meaning of Code
Section 422 or any successor to such section.

    DURATION OF INCENTIVE OPTIONS. Each Incentive Option and all rights thereunder granted pursuant to the terms of the Incentive Plan will expire on the date determined by the Program Administrators, but in no event may any Incentive Option granted under the Incentive Plan expire later than 10 years from the date on which the Incentive Option is granted. If at the time the Incentive Option is granted the grantee ("Optionee") owns or would be considered to own by reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, such Incentive Option may expire not more than 5 years from the date the Incentive Option is granted.

    PURCHASE PRICE. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any Incentive Option may not be less than the fair market value of the shares at the time of the grant of the Incentive Option. If at the time an Incentive Option is granted the Optionee owns or would be considered to own by reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the purchase price of the shares covered by such Incentive Option may not be less than 110% of the fair market value of a share of Common Stock on the date the Incentive Option is granted.

    MAXIMUM AMOUNT OF INCENTIVE OPTIONS EXERCISABLE IN ANY CALENDAR YEAR. The aggregate fair market value (determined at the time any Incentive Option is granted) of the Common Stock with respect to which Incentive Options become exercisable for the first time by any employee during any calendar year under all stock option plans of the Company and its subsidiaries may not exceed $100,000.

    EXERCISE OF INCENTIVE OPTIONS. Each Incentive Option will be exercisable in one or more installments during its term, and the right to exercise may be cumulative as determined by the Program Administrators. No Incentive Option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased must be paid in full in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the Incentive Option. If any portion of the purchase price is paid in shares of Common Stock, those shares must be tendered at their then fair market value. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon exercise of an Incentive Option to satisfy the exercise price for additional Incentive Options.

    REORGANIZATION. In the event of the dissolution or liquidation of the Company, any Incentive Option granted under the Incentive Plan will terminate as of a date to be fixed by the Plan Administrators; provided that not less than 30 days' written notice of the date so fixed must be given to each Optionee and each such Optionee will have the right during such period (unless such Incentive Option shall have previously expired) to exercise any Incentive Option, including any Incentive Option that would not otherwise be exercisable by reason of an insufficient lapse of time.

    WRITTEN NOTICE REQUIRED. Any Incentive Option granted pursuant to the terms of the Incentive Plan will be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the Incentive Option and full payment for the shares with respect to which the Incentive Option is exercised has been received by the Company.

    EMPLOYMENT OF OPTIONEE. Each Optionee, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her Incentive Option, that he or she will remain in the employment of the Company or its subsidiary corporations following the date of the granting of that Incentive Option for a period specified by the Program Administrators.

    INCENTIVE OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT. If an Optionee ceases to be employed by the Company or any subsidiary corporation for any reason other than death or disability, his or her Incentive Option will immediately terminate. The Program Administrators may, in their discretion, allow the Incentive Option to be exercised (to the extent exercisable on the date of termination of employment) at any time within three months after the date of termination of employment, unless either the Incentive Option or the Incentive Plan otherwise provides for earlier termination.

    INCENTIVE OPTION RIGHTS UPON DISABILITY. If an Optionee becomes disabled within the meaning of Code Section 22(e)(3) while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the Incentive Option to be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the Incentive Option or the Incentive Plan otherwise provides for earlier termination.

    INCENTIVE OPTION RIGHTS UPON DEATH OF OPTIONEE. Except as otherwise limited by the Program Administrators at the time of the grant of an Incentive Option, if an Optionee dies while employed by the Company or any subsidiary corporation, or within three months after ceasing to be an employee thereof, his or her Incentive Option will expire one year after the date of death unless by its terms it expires sooner. During this one year or shorter period, the Incentive Option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the Incentive Option will pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the Incentive Option at the date of death.

    INCENTIVE OPTIONS NOT TRANSFERABLE. Incentive Options granted pursuant to the terms of the Incentive Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee. No such Incentive Options may be pledged or hypothecated in any way nor may they be subject to execution, attachment, or similar process.

PLAN II--STATION CASINOS, INC. NONQUALIFIED STOCK OPTION PLAN

    PURPOSE. The purpose of the Station Casinos, Inc. Nonqualified Stock Option Plan (the "Nonqualified Plan") is to permit the Company to grant options to purchase shares of its Common Stock. The Nonqualified Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide key individuals with an additional incentive to contribute to the success of the Company. Any option granted pursuant to the Nonqualified Plan (a "Nonqualified Option") must be clearly and specifically designated as not being an incentive stock option, as defined in Code Section 422. The Nonqualified Plan is Part II of the Program.

    DURATION OF NONQUALIFIED OPTIONS. Each Nonqualified Option and all rights thereunder granted pursuant to the terms of this Nonqualified Plan will expire on the date determined by the Program Administrators, but in no event will any Nonqualified Option granted under the Plan expire later than 10 years from the date on which the Nonqualified Option is granted. In addition, each Nonqualified Option will be subject to early termination as provided in the Nonqualified Plan.

    PURCHASE PRICE. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any Nonqualified Option shall not be less than the fair market value of the shares at the time of the grant of the Nonqualified Option.

    EXERCISE OF NONQUALIFIED OPTIONS. Each Nonqualified Option will be exercisable in one or more installments during its term and the right to exercise may be cumulative as determined by the Program Administrators. No Nonqualified Option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased must be paid in full in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the Nonqualified Option. If any portion of the purchase price is paid in shares of Common Stock, those shares must be tendered at their then fair market value. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon exercise of a Nonqualified Option to satisfy the exercise price for additional Nonqualified Options.

    REORGANIZATION. In the event of the dissolution or liquidation of the Company, any Nonqualified Option granted under the Nonqualified Plan will terminate as of a date to be fixed by the Program Administrators; provided that not less than 30 days' written notice of the date so fixed must be given to each Optionee and each such Optionee will have the right during such period (unless such Nonqualified Option shall have previously expired) to exercise any Nonqualified Option, including any Nonqualified Option that would not otherwise be exercisable by reason of an insufficient lapse of time.

    WRITTEN NOTICE REQUIRED. Any Nonqualified Option granted pursuant to the terms of this Compensation Plan will be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the Nonqualified Option and full payment for the shares with respect to which the Nonqualified Option is exercised has been received by the Company.

    CONTINUED EMPLOYMENT OR SERVICE. Each Optionee, if requested by the Program Administrators, must agree in writing as a condition of the granting of his or her Nonqualified Option, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that Nonqualified Option for a period specified by the Program Administrators.

    NONQUALIFIED OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT OR SERVICE. If an Optionee under the Nonqualified Plan ceases to be employed by, or provide services to, the Company or any of its subsidiaries for any reason other than death or disability, his or her Nonqualified Option will immediately terminate. The Program Administrators may, in their discretion, allow the Nonqualified Option to be exercised, to the extent exercisable on the date of termination of employment or service, at any time within three months after the date of termination of employment or service, unless either the Nonqualified Option or this Nonqualified Plan otherwise provides for earlier termination.

    NONQUALIFIED OPTION RIGHTS UPON DISABILITY. If an Optionee becomes disabled within the meaning of Code Section 22(e)(3) while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the Nonqualified Option to be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the Nonqualified Option or the Nonqualified Plan otherwise provides for earlier termination.

    NONQUALIFIED OPTION RIGHTS UPON DEATH OF OPTIONEE. Except as otherwise limited by the Program Administrators at the time of the grant of a Nonqualified Option, if an Optionee dies while employed by, or providing services to, the Company or any of its subsidiaries, his or her Nonqualified Option will expire one year after the date of death unless by its terms it expires sooner. During this one year or shorter period, the Nonqualified Option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the Nonqualified Option will pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the Nonqualified Option at the date of death.

    NONQUALIFIED OPTIONS NOT TRANSFERABLE. Nonqualified Options granted pursuant to the terms of the Nonqualified Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee. No such Nonqualified Options may be pledged or hypothecated in any way nor may they be subject to execution, attachment, or similar process.

PLAN III--STATION CASINOS, INC. RESTRICTED SHARE PLAN

    PURPOSE. The purpose of the Station Casinos, Inc. Restricted Share Plan (the "Restricted Plan") is to promote the growth and general prosperity of the Company by permitting the Company to grant restricted shares to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide key individuals with an additional incentive to contribute to the success of the Company. The Restricted Plan is
Part III of the Program.

    TERMS AND CONDITIONS. The terms and conditions of restricted shares granted under the Restricted Share Plan ("Restricted Shares") may differ from one another as the Program Administrators, in their discretion, determine as long as all Restricted Shares granted under the Restricted Plan satisfy the requirements of the Restricted Plan.

    Each grant of Restricted Shares will provide to the recipient ("Holder") the transfer of a specified number of shares of Common Stock of the Company that will become nonforfeitable upon the achievement of specified service or performance conditions within a specified period ("Restriction Period") as determined by the Program Administrators. At the time that the Restricted Share is granted, the Program Administrators will specify the service or performance conditions and the period of duration over which the conditions apply.

    The Holder of Restricted Shares will not have any rights with respect to such award, unless and until such Holder has executed an agreement evidencing the terms and conditions of the award ("Restricted Share Award Agreement"). Each individual who is awarded Restricted Shares will be issued a stock certificate in respect of such shares. Such certificate will be registered in the name of the Holder and will bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

    The Program Administrators will require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon have lapsed, and that, as a condition of any grant of Restricted Shares, the Holder shall have delivered a stock power, endorsed in blank, relating to the stock covered by such award. At the expiration of each Restriction Period, the Company will redeliver to the Holder certificates held by the Company representing the shares with respect to which the applicable conditions have been satisfied.

    PERFORMANCE-BASED RESTRICTED SHARES. The Committee may also grant Restricted Shares that are subject to a risk of forfeiture if specified performance criteria are not met within a specified period ("Performance-Based Restricted Shares"). Performance-Based Restricted Shares will be forfeited unless preestablished performance criteria specified by the Committee are met during the applicable restriction period. Performance-Based Restricted Shares subject to performance criteria are intended to be "qualified performance-based compensation" within the meaning of Code Section 162(m) and will be paid solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of Code Section 162(m). Until otherwise determined by the Committee, Performance-Based Restricted Shares will become nonforfeitable upon the attainment of one or more preestablished levels of net income, earnings per share, total shareholder return, return on equity employed or cash flow. The payout of any Performance-Based Restricted Shares to any individual may be reduced, but not increased, based on the degree of attainment of the performance criteria or otherwise at the discretion of the Committee. Subject to adjustment under Section 8 of this Plan, all individuals in the aggregate may not receive in any calendar year Performance-Based Restricted Shares exceeding, in the aggregate, 1,000,000 shares of Common Stock and any one individual may not receive in any calendar year Performance-Based Restricted Shares exceeding 500,000 shares of Common Stock.

    AWARDS NOT TRANSFERABLE. During the Restriction Period, the Holder will not be permitted to sell, transfer, pledge, or assign shares of Restricted Shares awarded under the Restricted Share Plan, other than by will and the laws of descent and distribution.

    RESTRICTED SHARE RIGHTS UPON EMPLOYMENT OR SERVICE. If a Holder terminates employment or service with the Company prior to the expiration of the Restriction Period, any Restricted Shares granted to him subject to such Restriction Period will be forfeited by the Holder and will be transferred to the Company. The Plan Administrators may, in their sole discretion, accelerate the lapsing of, or waive, such restrictions in whole or in part based upon such factors and such circumstances as the Plan Administrators may determine, in their sole discretion, including, but not limited to, the Holder's retirement, death, or disability.

    STOCKHOLDER RIGHTS. The Holder will have, with respect to the Restricted Shares granted, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of unrestricted stock will be delivered to the grantee promptly after, and only after, the Restriction Period in respect of such Restricted Shares expires without forfeiture, and any conditions with respect to such shares shall have been satisfied.

    CONTINUED EMPLOYMENT OR SERVICE. Each Holder, if requested by the Program Administrators, must agree in writing as a condition of the granting of his or her Restricted Shares, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that Restricted Share for a period specified by the Program Administrators.

PLAN IV--STATION CASINOS, INC. NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

    PURPOSE. The purpose of the Station Casinos, Inc. Nonemployee Directors Stock Option Plan (the "Nonemployee Plan") is to permit the Company to grant options to purchase shares of its Common Stock. The Nonemployee Plan is designed to help attract and retain the services of experienced and knowledgeable nonemployee directors and to provide such nonemployee directors with an additional incentive to contribute to the success of the Company. The Nonemployee Plan is Part IV of the Program.

    OPTION TERMS AND CONDITIONS. Each nonemployee director shall receive (a) a Director Option to acquire 10,000 shares of Common Stock upon his or her acceptance of an initial appointment to serve as a member of the Board and (b) a Director Option to acquire an additional 2,500 shares on each anniversary of such date if the nonemployee director is a member of the Board on such anniversary.

    DURATION OF DIRECTOR OPTIONS. Each Director Option and all rights thereunder granted pursuant to the terms of the Nonemployee Plan will expire 10 years from the date on which the Director Option is granted. In addition, each Director Option will be subject to early termination as provided in the Nonemployee Plan.

    PURCHASE PRICE. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any Director Option will be the fair market value of the shares at the time of the grant of the Director Option.

    EXERCISE OF DIRECTOR OPTIONS. Each Director Option will be exercisable upon the date of grant. The Director Option may be exercised for all or a portion of the shares of Common Stock subject to such Director Option, but no Director Option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased must be paid in full in cash, by certified or cashier's check payable to the order of the Company, by shares of Common Stock, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the Director Option. If any portion of the purchase price is paid in shares of Common Stock, those shares must be tendered at their then fair market value. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon exercise of a Director Option to satisfy the exercise price for additional Director Options.

    REORGANIZATION. In the event of the dissolution or liquidation of the Company, any Director Option granted under the Nonemployee Plan will terminate as of the date of such dissolution or liquidation; provided that not less than 30 days' written notice of such date must be given to each nonemployee director and each such nonemployee director will have the right during such period (unless such Director Option shall have previously expired) to exercise any Director Option.

    WRITTEN NOTICE REQUIRED. Any Director Option granted pursuant to the terms of this Nonemployee Plan will be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the Director Option and full payment for the shares with respect to which the Director Option is exercised has been received by the Company.

    DIRECTOR OPTION RIGHTS UPON TERMINATION OF BOARD SERVICE. If a nonemployee director who receives Director Options under the Nonemployee Plan ceases to be a member of the Board for any reason other than death or disability, his or her Director Option shall be exercisable at any time within three months after such date.

    DIRECTOR OPTION RIGHTS UPON DISABILITY. If a nonemployee director who receives Director Options under this Nonemployee Plan becomes disabled within the meaning of Code Section 22(e)(3) while a member of the Board, his or her Director Option will be exercisable at any time within one year after such date.

    DIRECTOR OPTION RIGHTS UPON DEATH. If a nonemployee director who receives Director Options under this Nonemployee Plan dies while a member of the Board, his or her Director Option will expire one year after the date of death unless by its terms it expires sooner. During this one year period, the Director Option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the nonemployee director's rights under the Director Option will pass by will or by the laws of descent and distribution, but only to the extent that the nonemployee director is entitled to exercise the Director Option at the date of death.

    DIRECTOR OPTIONS NOT TRANSFERABLE. Director Options granted pursuant to the terms of the Nonemployee Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of a nonemployee director only by that nonemployee director. No such Director Options may be pledged or hypothecated in any way nor may they be subject to execution, attachment, or similar process.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following is a general summary of certain federal income tax consequences applicable to the Stock Compensation Program. The summary does not reflect any provisions of the income tax laws of any state or local taxing jurisdiction. Because the tax consequences of events and transactions under the Stock Compensation Program depend upon various factors, including an employee's own tax status, each employee who receives a grant or award under the Stock Compensation Program should consult his or her own tax advisor with respect thereto.

INCENTIVE STOCK OPTIONS.

    Upon the grant of an incentive stock option, an optionee will not recognize any income. No income will be recognized by an optionee upon the exercise of an incentive stock option if the requirements of the

Stock Compensation Program and the Code are met, including, without limitation, the requirement that the optionee remain an employee of the Company during the period beginning on the date of the grant of the incentive stock option and ending on the day three months (up to one year in the discretion of the Program Administrators if the optionee becomes disabled) before the date the incentive stock option is exercised.

    The federal income tax consequences of a subsequent disposition of shares of Common Stock acquired upon the exercise of an incentive stock option will depend upon when the disposition occurs and the type of disposition.

    If such shares are disposed of by the optionee more than two years after the date of grant of the incentive stock option, and more than one year after such shares are transferred to the optionee, any gain or loss realized upon such disposition will be characterized as long-term capital gain or loss, and the Company will not be entitled to any income tax deduction in respect of the incentive stock option or its exercise.

    If such shares are disposed of by the optionee within two years after the date of grant of the incentive stock option, or within one year after such shares are transferred to the optionee (a "disqualifying disposition") and the disqualifying disposition is a taxable disposition, the excess, if any, of the amount realized (up to the fair market value of such shares on the exercise date) over the option price will be compensation taxable to the optionee as ordinary income, and the Company will be entitled to a deduction (subject to the provisions of Section 162 (m) of the Code) equal to the amount of ordinary income recognized by the optionee. If the amount realized by the optionee upon such disqualifying disposition exceeds the fair market value of such shares on the exercise date, the excess will be characterized as short-term capital gain. If the option price exceeds the amount realized upon such disqualifying disposition, the difference will be characterized as short-term capital loss.

    If the disqualifying disposition is a non-taxable disposition (for example, a gift or a sale to a related person), the excess, if any, of the fair market value of such shares on the exercise date over the option price will be compensation taxable as ordinary income, and the Company will a be entitled to a deduction (subject to the provisions of Section 162 (m) of the Code) equal to the amount of ordinary income recognized by the optionee.

    If an optionee has not remained an employee of the Company during the period beginning on the date of the grant of an incentive stock option and ending on the day three months (up to one year in the discretion of the Program Administrators if the optionee becomes disabled) before the date the incentive stock option is exercised, the exercise of such option will be treated as the exercise of a non-qualified stock option with the tax consequences described below.

NON-QUALIFIED STOCK OPTIONS.

    Upon the grant of a non-qualified stock option, an optionee will not recognize any income. At the time a non-qualified stock option is exercised, the optionee will recognize compensation taxable as ordinary income, and the Company will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code) in an amount equal to the difference between the fair market value on the exercise date of the shares of Common Stock acquired pursuant to such exercise and the option price. Upon a subsequent disposition of such shares, the optionee will realize long-term or short-term capital gain or loss, depending on the holding period of such shares. For purposes of determining the amount of such gain or loss, the optionee's tax basis in such shares will be the sum of the option price and the amount of ordinary income recognized upon exercise. In order for any such gain or loss to qualify as long-term capital gain or loss, the shares must be held for more than one year measured from the exercise date.

EFFECT OF SHARE FOR SHARE EXERCISE.

    If an optionee elects to tender shares of Common Stock in partial or full payment of the option price for shares to be acquired upon the exercise of a non-qualified stock option, the optionee will not recognize any gain or loss on such tendered shares. The number of shares of Common Stock received by the optionee upon any such exercise that are equal in number to the number of tendered shares would retain the tax basis and the holding period of the tendered shares for capital gain or loss purposes. The optionee will recognize compensation taxable as ordinary income, and the Company will be entitled to a deduction (subject to the provisions of Section 162 (m) of the Code), in an amount equal to the fair market value of the number of shares received by the optionee upon such exercise that is in excess of the number of tendered shares, less any cash paid by the optionee. The fair market value of such excess number of shares would then become the tax basis for those shares and the holding period of such shares for capital gain or loss purposes will begin on the exercise date. If the tendered shares were previously acquired upon the exercise of an incentive stock option, the shares of Common Stock received by the optionee upon the exercise of the non-qualified stock option that are equal in number to the number of tendered shares will be treated as shares of Common Stock acquired upon the exercise of such incentive stock option.

    Except as discussed in the following paragraph, if an optionee elects to tender shares of Common Stock in partial or full payment of the option price for shares to be acquired upon the exercise of an incentive stock option, the optionee will not recognize any gain or loss on such tendered shares. No income will be recognized by the optionee in respect of the shares received by the optionee upon the exercise of the incentive stock option if, as previously stated, the requirements of the Stock Compensation Program and the Code are met. The IRS has not yet issued final regulations with respect to a determination of the basis and the holding period of the shares acquired upon such an exercise. Regulations proposed by the IRS provide that for all shares of Common Stock acquired upon such an exercise, the requisite two year and one year holding periods for stock acquired upon exercise of an incentive stock option (described above) must be satisfied, regardless of the holding period applicable to the tendered shares. The tax basis (and holding period for all other federal income tax purposes) of the tendered shares, however, will carry over to the same number of shares acquired upon the exercise. The number of shares acquired which is in excess of the number of tendered shares will have a tax basis of zero and a holding period for all purposes beginning on the date of exercise. Any subsequent disqualifying disposition will be deemed first to have been a disposition of the shares with a tax basis of zero, and then to have been a disposition of the shares with a carry over tax basis. For purposes of determining the amount of compensation taxable to the optionee upon a subsequent disqualifying disposition, the option price of the shares with a tax basis of zero will be deemed to be zero, and the option price of the shares with a carry over basis will be deemed to be the fair market value of the shares on the exercise date.

    If an optionee elects to tender shares of Common Stock that were previously acquired upon the exercise of an incentive stock option in partial or full payment of the option price for shares to be acquired upon the exercise of another incentive stock option, and such exercise occurs within two years of the date of grant of such incentive stock option, or within one year after such tendered shares were transferred to the optionee, the tender of such shares will be a taxable disqualifying disposition with the tax consequences described above regarding the disposition within two years of the date of grant of an incentive stock option, or within one year after shares were acquired upon the exercise of incentive stock options. The shares of Common Stock acquired upon such exercise will be treated as shares of Common Stock acquired upon the exercise of an incentive stock option and the holding period of such shares for all purposes will begin on the exercise date.

RESTRICTED SHARES.

    A participant will not recognize any income upon the award of restricted shares unless the participant makes an election under Section 83(b) of the Code in respect of such grant, as described below. Unless a participant has made an election under Section 83(b) of the Code in respect of any restricted shares, any dividends received by the participant with respect to restricted shares prior to the date the participant recognizes income with respect to such award (as described below) must be treated by the participant as compensation taxable as ordinary income, and the Company will be entitled to a deduction, in an amount equal to the amount of ordinary income recognized by the participant. After the terms and conditions applicable to the restricted shares are satisfied, or if the participant has made an election under Section 83(b) of the Code in respect of the restricted shares, any dividends received by the participant in respect of such award will be treated as a dividend taxable as ordinary income, and the Company will not be entitled to a deduction in respect of any such dividend payment.

    At the time the terms and conditions applicable to the restricted shares are satisfied, a participant will recognize compensation taxable as ordinary income, and the Company will be entitled to a deduction, in an amount equal to the then fair market value of the shares of unrestricted Common Stock received by the participant. The participant's tax basis for any such shares of Common Stock would be the fair market value on the date such terms and conditions are satisfied.

    A participant may irrevocably elect under Section 83(b) of the Code to recognize compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the fair market value of such restricted shares (determined without regard to any restrictions thereon) on the date of grant. Such an election must be made by the participant not later than 30 days after the date of grant. If such an election is made, no income would be recognized by the participant (and the Company will not be entitled to a corresponding deduction) at the time the applicable terms and conditions are satisfied. The participant's tax basis for the restricted shares received and for any shares of Common Stock subsequently held in respect thereof would be the fair market value of the restricted shares (determined without regard to any restrictions thereon) on the date of grant. If a participant makes such an election and subsequently all or part of the award is forfeited, the participant will not be entitled to a deduction as a result of such forfeiture.

    The holding period for capital gain or loss purposes in respect of the Common Stock underlying an award of restricted shares shall commence when the terms and conditions applicable to the restricted shares are satisfied, unless, the participant makes a timely election under Section 83(b) of the Code. In such case, the holding period will commence immediately after the grant of such restricted shares.

LIMITS ON DEDUCTIONS.

    Under Section 162(m) of the Code, the amount of compensation paid to the chief executive officer and the four other most highly paid executive officers of the Company in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person in any year, except that compensation which is performance-based will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation. The ability of the Company to claim a deduction for compensation paid to any other executive officer or employee of the Company (including its subsidiaries) is not affected by this provision.

    The Company has structured the Plan so that any compensation for which the Company may claim a deduction in connection with the exercise of non-qualified stock options and the disposition by an optionee of shares acquired upon the exercise of incentive stock options will be performance-based within the meaning of Section 162(m) of Code. Only Performance-Based Restricted Share awards under the Program qualify as performance-based under Section 162(m) of the Code. Other restricted share awards under the Program are not deemed to be performance-based under Section 162(m) of the Code. Therefore, amounts for which the Company may claim a deduction upon the lapse of any restrictions on such restricted share awards will be subject to the limitations on deductibility under Section 162(m).

ADDITIONAL INFORMATION.

    The recognition by an employee of compensation income with respect to a grant or an award under the Plan will be subject to withholding for federal income and employment tax purposes. If an employee, to the extent permitted by the terms of a grant or award under the Plan, uses shares of Common Stock to satisfy the federal income and employment tax withholding obligation, or any similar withholding obligation for state and local tax obligations, the employee will recognize a capital gain or loss, short-term or long-term, depending on the tax basis and holding period for such shares of Common Stock.

          APPROVAL OF THE STATION CASINO, INC. STOCK INCENTIVE PROGRAM

    The Board of Directors recommends that the stockholders vote FOR approval of this proposal. If not otherwise specified, proxies will be voted FOR approval.

                                 OTHER MATTERS

    The Board of Directors is not aware of any other matters to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the persons named in the proxy will vote the proxies according to their best judgment.

                             STOCKHOLDER PROPOSALS

    Stockholder proposals, if any, that may be considered for inclusion in the Company's proxy materials for the 1999 Annual Meeting must be received by the Company at its offices at 2411 West Sahara Avenue, Las Vegas, Nevada 89102 not later than December 8, 1999.

                                                                      APPENDIX A

                             STATION CASINOS, INC.
                              AMENDED AND RESTATED
                           STOCK COMPENSATION PROGRAM
                          THE DATE OF THIS DOCUMENT IS
                                  JUNE 2, 1993

    1. PURPOSE. This Station Casinos, Inc. Stock Compensation Program ("Program") is intended to secure for Station Casinos, Inc. ("Company") and its subsidiaries and its stockholders the benefits arising from ownership of the Company's common stock ("Common Stock") by those selected key individuals of the Company and its subsidiaries who will be responsible for the future growth of such corporations. The Program is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide key individuals with an additional incentive to contribute to the success of the corporations.

    2. ELEMENTS OF THE PROGRAM. In order to maintain flexibility in the award of stock benefits, the Program is composed of four parts. The first part is the Incentive Stock Option Plan ("Incentive Plan") under which are granted incentive stock options ("Incentive Options"). The second part is the Compensatory Stock Option Plan ("Nonqualified Plan") under which are granted nonqualified stock options ("Nonqualified Options"). The third part is the Restricted Shares Plan ("Restricted Plan") under which are granted restricted shares of Common Stock. The fourth part is the Nonemployee Directors Stock Option Plan ("Nonemployee Plan") under which nonemployee directors are granted nonqualified stock options. The Incentive Plan, Nonqualified Plan, Restricted Plan, and Nonemployee Plan are included herein as Part I, Part II, Part III, and Part IV respectively, and are collectively referred to herein as the "Plans". The grant of an option or restricted share under one of the Plans shall not be construed to prohibit the grant of an option or restricted share under any of the other Plans, except that a grant to a nonemployee director may only be made under Part IV.

    3. APPLICABILITY OF GENERAL PROVISIONS. Unless any Plan specifically indicates to the contrary, all Plans shall be subject to the General Provisions of the Stock Compensation Program set forth below.

    4. ADMINISTRATION OF THE PLANS. The Plans shall be administered, construed, governed, and amended in accordance with their respective terms PROVIDED, HOWEVER, in no case shall any action be taken by the Program Administrators (as defined below) if such action would result in the loss of "disinterested administrator" status, within the meaning of Rule 16b-3, as promulgated by the Securities and Exchange Commission ("SEC") under Section 16(b) of the Securities Exchange Act of 1934 ("Exchange Act"), or any successor rule or regulation thereto, as such Rule is amended or applied from time to time ("SEC Rule 16b-3"), of any director who is a member of the Committee (as defined below).

                GENERAL PROVISIONS OF STOCK COMPENSATION PROGRAM

    Article 1. ADMINISTRATION. The program shall be administered by the Board of Directors of the Company (the "Board") or by a committee appointed by the Board, consisting of not less than two directors of the Company who are "disinterested" directors within the meaning of SEC Rule 16b-3 (the "Committee"); provided, however, that if not all members of the Board are "disinterested" directors, then the Board shall appoint such a Committee; PROVIDED, FURTHER, HOWEVER, that the Committee may be comprised solely of two or more "outside directors" within the meaning of Code Section 162(m) and the regulations thereunder, as amended from time to time, ("Code Section 162(m)") to effect grants that are intended to qualify as "performance-based compensation" within the meaning of Code Section 162(m)". Notwithstanding the foregoing, prior to the date the Company first registers the Common Stock under Section 12 of the Exchange Act, as amended, the Program shall be administered by the Board or by a committee thereof without regard to the "disinterestedness" of members of the Board or such committee. Subject to the foregoing limitations, as applicable, the Board may from time to time remove members from the Committee, fill all vacancies on the Committee, however caused, and may select one of the members of the Committee as its Chairman. The members of the Board or Committee, when acting to administer the Program, are herein collectively referred to as the "Program Administrators."

    The Program Administrators shall hold meetings at such times and places as they may determine, shall keep minutes of their meetings, and shall adopt, amend, and revoke such rules and procedures as they may deem proper with respect to the Program. Any action of the Program Administrators shall be taken by majority vote or the unanimous written consent of the Program Administrators.

    Article 2. AUTHORITY OF PROGRAM ADMINISTRATORS. Subject to the other provisions of this Program, and with a view to effecting its purpose, the Program Administrators shall have sole authority, in their absolute discretion, to, except with regard to awards under Part IV: (a) construe and interpret the Program; (b) define the terms used herein; (c) determine the individuals to whom options and restricted shares shall be granted under the Program; (d) determine the time or times at which options and restricted shares shall be granted under the Program; (e) determine the number of shares subject to each option and restricted share, the option price, and the duration of each option granted under the Program; (f) determine all of the other terms and conditions of options and restricted shares granted under the Program; and (g) make all other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program; PROVIDED, HOWEVER, in no case shall any action be taken by the Program Administrators if such action would result in the loss of the SEC Rule 16b-3 "disinterested administrator" status of any director who is a member of the Committee. All decisions, determinations, and interpretations made by the Program Administrators shall be binding and conclusive on all participants in the Program and on their legal representatives, heirs, and beneficiaries; PROVIDED, FURTHER, HOWEVER, that without approval by the stockholders of the Company representing a majority of the voting power, no amendment or revision shall (a) materially increase the maximum number of shares that may be issued under this Program (see Section 3(a) below); (b) change the minimum purchase price for shares (see Section 5(b), (c) and (d) below); (c) increase the maximum term established under the Plans for any Option or Restricted Share (see Section 5(b), (c), (d) and (e) below); (d) materially modify the requirements as to eligibility for participation in the Program; (e) change the term of the Program or the requirement of approval of the Program (including amendments thereto); or
(f) materially increase the benefits accruing to participants under the Program, provided that no stockholder approval shall be required to materially increase the benefits accruing to participants under the Nonemployee Directors Stock Option Plan.

    Article 3. MAXIMUM NUMBER OF SHARES SUBJECT TO THE PROGRAM. The maximum aggregate number of shares of Common Stock subject to the Program shall be 10,807,000 shares. The shares of Common Stock to be issued upon exercise of an option, to the extent exercised for shares of Common Stock, or issued as restricted shares may be authorized but unissued shares, shares issued and reacquired by the Company or shares purchased by the Company on the open market. If any of the options granted under the Program expire or terminate for any reason before they have been exercised in full, the unpurchased shares subject to those expired or terminated options shall cease to reduce the number of shares available for purposes of the Program. If the conditions associated with the grant of restricted shares are not achieved within the period specified for satisfaction of the applicable conditions, or if the restricted share grant terminates for any reason before the date on which the conditions must be satisfied, the shares of Common Stock associated with such restricted shares shall cease to reduce the number of shares available for purposes of the Program.

    The proceeds received by the Company from the sale of its Common Stock pursuant to the exercise of options or transfer of restricted shares under the Program, if in the form of cash, shall be added to the Company's general funds and used for general corporate purposes.

    Article 4. ELIGIBILITY AND PARTICIPATION. Officers, key employees, directors (whether employees or nonemployees), and independent contractors or consultants of the Company or its subsidiaries who are responsible for or contribute to the management, growth, or profitability of the business of the Company or its subsidiaries shall be eligible for selection by the Program Administrators to participate in Part I, Part II and/or Part III of the Program. However, Incentive Options may be granted under the Incentive Plan only to a person who is an employee of the Company or its subsidiaries. An employee may be granted Nonqualified Options under the Program; provided, however, that the grant of Nonqualified Options and Incentive Options to an employee shall be the grant of separate options and each Nonqualified Option and each Incentive Option shall be specifically designated as such in accordance with applicable provisions of the Treasury regulations. Only nonemployee directors are eligible to receive grants under Part IV of the Program.

    Article 5. EFFECTIVE DATE AND TERM OF PROGRAM. The Program shall become effective upon its adoption by the Board of Directors of the Company subject to approval of the Program by a majority of the stockholders of the Company voting in person or by proxy at a meeting of stockholders following adoption of the Program by the Board of Directors, which vote shall be taken within 12 months of adoption of the Program by the Company's Board of Directors; provided, however, that options and restricted shares may be granted under this Program prior to obtaining stockholder approval of the Program, but any such options or restricted shares shall be contingent upon such stockholder approval being obtained and may not be exercised prior to such approval. The Program shall continue in effect for a term of 10 years unless sooner terminated under Article 7 of these General Provisions.

    Article 6. ADJUSTMENTS. If the outstanding shares of Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options and restricted shares may be granted under this Program. A corresponding adjustment changing the number and kind of shares allocated to unexercised options, restricted shares, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price for each share or other unit of any security covered by the option.

    Article 7. TERMINATION AND AMENDMENT OF PROGRAM. The Program shall terminate 10 years from the date such program is adopted by the Board of Directors, or the date such program is approved by the stockholders, whichever is earlier, or shall terminate at such earlier time as the Board of Directors may so determine. No options or restricted shares shall be granted under the Program after that date. Subject to the limitation contained in Article 8 of these General Provisions, the Plan Administrators may at any time amend or revise the terms of the Program, including the form and substance of the option and restricted share agreements to be used hereunder; PROVIDED, HOWEVER, that the terms and provisions of the Program which determine the eligibility of nonemployee directors to receive grants under Part IV and the amount, price and timing of the formula grants under such Part IV shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, (the "Code"), the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder; PROVIDED, FURTHER, HOWEVER, that without approval by the stockholders of the Company representing a majority of the voting power (as contained in Article 5 of these General Provisions) no amendment or revision shall (a) materially increase the maximum number of shares that may be issued under this Program; (b) change the minimum purchase price for shares under Section 4 of Plans I, II and IV; (c) increase the maximum term established under the Plans for any option or restricted share;
(d) materially modify the requirements as to eligibility for participation in the Program; (e) change the term of the Program described in Article 5 of these General Provisions; or (f) materially increase the benefits accruing to participants under the Program. In addition, no such amendment or revision shall be effective if it would disqualify the Program from the exemptions provided by SEC Rule 16b-3.

    Article 8. PRIOR RIGHTS AND OBLIGATIONS. No amendment, suspension, or termination of the Program shall, without the consent of the individual who has received an option or restricted share, alter or impair any of that person's rights or obligations under any option or restricted share granted under the Program prior to that amendment, suspension, or termination.

    Article 9. PRIVILEGES OF STOCK OWNERSHIP. Notwithstanding the exercise of any option granted pursuant to the terms of this Program or the achievement of any conditions specified in any restricted share granted pursuant to the terms of this Program, no individual shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of stock issuable upon the exercise of his or her option or the satisfaction of his or her restricted share conditions until certificates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon exercise of any option or satisfaction of any conditions with respect to a restricted share unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with.

    Article 10. RESERVATION OF SHARES OF COMMON STOCK. The Company, during the term of this Program, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program. In addition, the Company will from time to time, as is necessary to accomplish the purposes of this Program, seek or obtain from any regulatory agency having jurisdiction any requisite authority in order to issue and sell shares of Common Stock hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of the stock as to which the requisite authority shall not have been obtained.

    Article 11. TAX WITHHOLDING. The exercise of any option or the satisfaction of the conditions imposed upon any restricted share granted under this Program is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option or the satisfaction of the conditions imposed upon the restricted share shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company.

    Article 12. SEC COMPLIANCE. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Program are intended to comply with all applicable conditions of SEC Rule 16b-3. To the extent any provision of the Program or any action of the Program Administrators fails to comply with such rule, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. If a person subject to Section 16 of the Exchange Act exercises his or her rights under a grant under the Program or receives unrestricted Common Stock through a grant under Part III of the Program before six months have passed from the date of the grant, the Company shall hold in its custody any resulting stock certificate until six months has passed from the date of the grant.

    Article 13. GOVERNING LAW. The validity, construction, interpretation and effect of the Program shall exclusively be governed by and determined in accordance with the law of the State of Nevada (without reference to the principles of conflict of laws thereof), except to the extent preempted by federal law which shall govern to that extent.

    Article 14.  MAXIMUM NUMBER OF OPTIONS GRANTED IN ANY CALENDAR
YEAR. Notwithstanding any other provision of the Program, the number of shares of Common Stock underlying Incentive Options and Nonqualified Options granted under the Incentive Plan and the Nonqualified Plan of the Program, respectively, in any calendar year to any individual participating in the Program shall not exceed the maximum number of shares issuable under the Program.

                                     PLAN I
                             STATION CASINOS, INC.
                          INCENTIVE STOCK OPTION PLAN

    Section 1. PURPOSE. The purpose of this Station Casinos, Inc. Incentive Stock Option Plan ("Plan") is to promote the growth and general prosperity of the Company by permitting the Company to grant options to purchase shares of its Common Stock. The Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide key individuals with an additional incentive to contribute to the success of the Company. The Company intends that options granted pursuant to the provisions of the Plan (the "Incentive Options") will qualify as "incentive stock options" within the meaning of Code Section 422 or any successor to such section. This Plan is Part I of the Program. Unless any provision herein indicates to the contrary, this Plan shall be subject to the General Provisions of the Program.

    Section 2. INCENTIVE OPTION TERMS AND CONDITIONS. The terms and conditions of Incentive Options granted under the Plan may differ from one another as the Program Administrators shall, in their discretion, determine as long as all Incentive Options granted under the Plan satisfy the requirements of the Plan.

    Section 3. DURATION OF INCENTIVE OPTIONS. Each Incentive Option and all rights thereunder granted pursuant to the terms of the Plan shall expire on the date determined by the Program Administrators, but in no event shall any Incentive Option granted under the Plan expire later than 10 years from the date on which the Incentive Option is granted. However, notwithstanding the above portion of this Section 3, if at the time the Incentive Option is granted the grantee ("Optionee") owns or would be considered to own by reason of Code
Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, such Incentive Option shall expire not more than 5 years from the date the Incentive Option is granted. In addition, each Incentive Option shall be subject to early termination as provided in the Plan.

    Section 4. PURCHASE PRICE. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any Incentive Option shall not be less than the fair market value of the shares at the time of the grant of the Incentive Option. Fair market value ("Fair Market Value") shall be determined by the Program Administrators on the basis of such factors as they deem appropriate; provided, however, that Fair Market Value on any day shall be deemed to be, if the Common Stock is traded on a national securities exchange, the closing price (or, if no reported sale takes place on such day, the mean of the reported bid and asked prices) of the Common Stock on such day on the principal such exchange, or, if the stock is included on the composite tape, the composite tape. In each case, the Plan Administrators' determination of Fair Market Value shall be conclusive.

    Notwithstanding the above portion of this Section 4, if at the time an Incentive Option is granted the Optionee owns or would be considered to own by reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the purchase price of the shares covered by such Incentive Option shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Incentive Option is granted.

    Section 5. MAXIMUM AMOUNT OF INCENTIVE OPTIONS EXERCISABLE IN ANY CALENDAR YEAR. Notwithstanding any other provision of this Plan, the aggregate Fair Market Value (determined at the time any Incentive Option is granted) of the Common Stock with respect to which Incentive Options become exercisable for the first time by any employee during any calendar year under all stock option plans of the Company and its subsidiaries shall not exceed $100,000.

    Section 6. EXERCISE OF INCENTIVE OPTIONS. Each Incentive Option shall be exercisable in one or more installments during its term, and the right to exercise may be cumulative as determined by the Program Administrators. No Incentive Option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the Incentive Option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then Fair Market Value as determined by the Program Administrators in accordance with Section 4 of this Plan. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon exercise of an Incentive Option to satisfy the exercise price for additional Incentive Options.

    Section 7. REORGANIZATION. In the event of the dissolution or liquidation of the Company, any Incentive Option granted under the Plan shall terminate as of a date to be fixed by the Plan Administrators; provided that not less than 30 days' written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period (unless such Incentive Option shall have previously expired) to exercise any Incentive Option, including any Incentive Option that would not otherwise be exercisable by reason of an insufficient lapse of time.

    In the event of a Reorganization (as defined below) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization, then:

        (a) if there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the outstanding Incentive Options for options of another corporation, then exercise and termination provisions equivalent to those described in this
    Section 7 shall apply; or

        (b) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the outstanding Incentive Options for options of another corporation, then the Plan Administrators shall adjust the outstanding unexercised Incentive Options (and shall adjust the Incentive Options remaining under the Plan which have not yet been granted if the Reorganization Agreement makes specific provision for such an adjustment) in a manner consistent with the applicable provisions of the Reorganization Agreement.

The term "Reorganization" as used in this Section 7 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company or a sale of the Common Stock pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

    Adjustments and determinations under this Section 7 shall be made by the Plan Administrators, whose decisions as to such adjustments or determinations shall be final, binding, and conclusive.

    Section 8. WRITTEN NOTICE REQUIRED. Any Incentive Option granted pursuant to the terms of the Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the Incentive Option and full payment for the shares with respect to which the Incentive Option is exercised has been received by the Company.

    Section 9. COMPLIANCE WITH SECURITIES AND GAMING LAWS. Shares of Common Stock shall not be issued with respect to any Incentive Option granted under the Plan unless the exercise of that Incentive Option and the issuance and delivery of those shares pursuant to that exercise shall comply with all relevant provisions of state and federal law including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her Incentive Option restricting their transferability as required by law or by this section 9. Finally, shares of Common Stock shall not be issued with respect to any Incentive Option granted under the Plan unless the exercise of that Incentive Option and the issuance and delivery of those shares pursuant to that exercise shall comply with all relevant provisions of gaming laws or regulations and any registration, approval, or action thereunder.

    Section 10. EMPLOYMENT OF OPTIONEE. Each Optionee, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her Incentive Option, that he or she will remain in the employment of the Company or its subsidiary corporations following the date of the granting of that Incentive Option for a period specified by the Program Administrators. Nothing in the Plan or in any Incentive Option granted hereunder shall confer upon any Optionee any right to continued employment by the Company or its subsidiary corporations or limit in any way the right of the Company or its subsidiary corporations at any time to terminate or alter the terms of that employment.

    Section 11. INCENTIVE OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT. If an Optionee ceases to be employed by the Company or any subsidiary corporation for any reason other than death or disability, his or her Incentive Option shall immediately terminate; provided, however, that the Program Administrators may, in their discretion, allow the Incentive Option to be exercised (to the extent exercisable on the date of termination of employment) at any time within three months after the date of termination of employment, unless either the Incentive Option or the Plan otherwise provides for earlier termination.

    Section 12. INCENTIVE OPTION RIGHTS UPON DISABILITY. If an Optionee becomes disabled within the meaning of Code Section 22(e)(3) while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the Incentive Option to be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the Incentive Option or the Plan otherwise provides for earlier termination.

    Section 13. INCENTIVE OPTION RIGHTS UPON DEATH OF OPTIONEE. Except as otherwise limited by the Program Administrators at the time of the grant of an Incentive Option, if an Optionee dies while employed by the Company or any subsidiary corporation, or within three months after ceasing to be an employee thereof, his or her Incentive Option shall expire one year after the date of death unless by its terms it expires sooner. During this one year or shorter period, the Incentive Option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the Incentive Option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the Incentive Option at the date of death.

    Section 14. INCENTIVE OPTIONS NOT TRANSFERABLE. Incentive Options granted pursuant to the terms of the Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee. No such Incentive Options shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

    Section 15.  ADJUSTMENTS TO NUMBER AND PURCHASE PRICE OF OPTIONED
SHARES. All Incentive Options granted pursuant to the terms of this Plan shall be adjusted in the manner prescribed by Article 6 of the General Provisions of this Program.

                                    PLAN II
                             STATION CASINOS, INC.
                         COMPENSATORY STOCK OPTION PLAN

    Section 1. PURPOSE. The purpose of this Station Casinos, Inc. Compensatory Stock Option Plan ("Plan") is to permit the Company to grant options to purchase shares of its Common Stock. The Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide key individuals with an additional incentive to contribute to the success of the Company. Any option granted pursuant to this Plan (a "Nonqualified Option") shall be clearly and specifically designated as not being an incentive stock option, as defined in Code Section 422. This Plan is Part II of the Program. Unless any provision herein indicates to the contrary, this Plan shall be subject to the General Provisions of the Program.

    Section 2. NONQUALIFIED OPTION TERMS AND CONDITIONS. The terms and conditions of Nonqualified Options granted under this Plan may differ from one another as the Program Administrators shall in their discretion determine as long as all Nonqualified Options granted under the Plan satisfy the requirements of the Plan.

    Section 3. DURATION OF NONQUALIFIED OPTIONS. Each Nonqualified Option and all rights thereunder granted pursuant to the terms of this Plan shall expire on the date determined by the Program Administrators, but in no event shall any Nonqualified Option granted under the Plan expire later than 10 years from the date on which the Nonqualified Option is granted. In addition, each Nonqualified Option shall be subject to early termination as provided in the Plan.

    Section 4. PURCHASE PRICE. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any Nonqualified Option shall not be less than the fair market value of the shares at the time of the grant of the Nonqualified Option. Fair market value ("Fair Market Value") shall be determined by the Program Administrators on the basis of such factors as they deem appropriate; provided, however, that Fair Market Value on any day shall be deemed to be, if the Common Stock is traded on a national securities exchange, the closing price (or, if no reported sale takes place on such day, the mean of the reported bid and asked prices) of the Common Stock on such day on the principal such exchange, or, if the stock is included on the composite tape, the composite tape. In each case, the Program Administrators' determination of Fair Market Value shall be conclusive.

    Section 5. EXERCISE OF NONQUALIFIED OPTIONS. Each Nonqualified Option shall be exercisable in one or more installments during its term and the right to exercise may be cumulative as determined by the Program Administrators. No Nonqualified Option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the Nonqualified Option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then Fair Market Value as determined by the Program Administrators in accordance with Section 4 of this Plan. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon exercise of a Nonqualified Option to satisfy the exercise price for additional Nonqualified Options.

    Section 6. REORGANIZATION. In the event of the dissolution or liquidation of the Company, any Nonqualified Option granted under the Plan shall terminate as of a date to be fixed by the Program Administrators; provided that not less than 30 days' written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period (unless such Nonqualified Option shall have previously expired) to exercise any Nonqualified Option, including any Nonqualified Option that would not otherwise be exercisable by reason of an insufficient lapse of time.

    In the event of a Reorganization (as defined below) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization, then:

        (a) if there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the outstanding Nonqualified Options for options of another corporation, then exercise and termination provisions equivalent to those described in this
    Section 6 shall apply; or

        (b) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the outstanding Nonqualified Options for options of another corporation, then the Program Administrators shall adjust the outstanding unexercised Nonqualified Options (and shall adjust the Nonqualified Options remaining under the Plan which have not yet been granted if the Reorganization Agreement makes specific provision for such an adjustment) in a manner consistent with the applicable provisions of the Reorganization Agreement.

The term "Reorganization" as used in this Section 6 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company or a sale of the Common Stock pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

    Adjustments and determinations under this Section 6 shall be made by the Program Administrators, whose decisions as to such adjustments or determinations shall be final, binding, and conclusive.

    Section 7. WRITTEN NOTICE REQUIRED. Any Nonqualified Option granted pursuant to the terms of this Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the Nonqualified Option and full payment for the shares with respect to which the Nonqualified Option is exercised has been received by the Company.

    Section 8. COMPLIANCE WITH SECURITIES AND GAMING LAWS. Shares shall not be issued with respect to any Nonqualified Option granted under the Plan unless the exercise of that Nonqualified Option and the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state and federal law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her Incentive Option restricting their transferability as required by law or by this Section 8. Finally, shares of Common Stock shall not be issued with respect to any Nonqualified Option granted under the Plan unless the exercise of that Nonqualified Option and the issuance and delivery of those shares pursuant to that exercise shall comply with all relevant provisions of gaming laws or regulations and any registration, approval, or action thereunder.

    Section 9. CONTINUED EMPLOYMENT OR SERVICE. Each Optionee, if requested by the Program Administrators, must agree in writing as a condition of the granting of his or her Nonqualified Option, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that Nonqualified Option for a period specified by the Program Administrators. Nothing in this Plan or in any Nonqualified Option granted hereunder shall confer upon any Optionee any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

    Section 10. NONQUALIFIED OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT OR SERVICE. If an Optionee under this Plan ceases to be employed by, or provide services to, the Company or any of its subsidiaries for any reason other than death or disability, his or her Nonqualified Option shall immediately terminate; provided, however, that the Program Administrators may, in their discretion, allow the Nonqualified Option to be exercised, to the extent exercisable on the date of termination of employment or service, at any time within three months after the date of termination of employment or service, unless either the Nonqualified Option or this Plan otherwise provides for earlier termination.

    Section 11. NONQUALIFIED OPTION RIGHTS UPON DISABILITY. If an Optionee becomes disabled within the meaning of Code Section 22(e)(3) while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the Nonqualified Option to be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the Nonqualified Option or the Plan otherwise provides for earlier termination.

    Section 12. NONQUALIFIED OPTION RIGHTS UPON DEATH OF OPTIONEE. Except as otherwise limited by the Program Administrators at the time of the grant of a Nonqualified Option, if an Optionee dies while employed by, or providing services to, the Company or any of its subsidiaries, his or her Nonqualified Option shall expire one year after the date of death unless by its terms it expires sooner. During this one year or shorter period, the Nonqualified Option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the Nonqualified Option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the Nonqualified Option at the date of death.

    Section 13. NONQUALIFIED OPTIONS NOT TRANSFERABLE. Nonqualified Options granted pursuant to the terms of this Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee. No such Nonqualified Options shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

    Section 14.  ADJUSTMENTS TO NUMBER AND PURCHASE PRICE OF OPTIONED
SHARES. All Nonqualified Options granted pursuant to the terms of this Plan shall be adjusted in a manner prescribed by Article 6 of the General Provisions of the Program.

                                    PLAN III
                             STATION CASINOS, INC.
                             RESTRICTED SHARE PLAN

    Section 1. PURPOSE. The purpose of this Station Casinos, Inc. Restricted Share Plan ("Plan") is to promote the growth and general prosperity of the Company by permitting the Company to grant restricted shares to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide key individuals with an additional incentive to contribute to the success of the Company. The Plan is Part III of the Program. Unless any provision herein indicates to the contrary, this Plan shall be subject to the general provisions of the Program.

    Section 2. TERMS AND CONDITIONS. The terms and conditions of restricted shares granted under the Plan ("Restricted Shares") may differ from one another as the Program Administrators shall, in their discretion, determine as long as all Restricted Shares granted under the Plan satisfy the requirements of the Plan.

    Each grant of Restricted Shares shall provide to the recipient ("Holder") the transfer of a specified number of shares of Common Stock of the Company that shall become nonforfeitable upon the achievement of specified service or performance conditions within a specified period ("Restriction Period") as determined by the Program Administrators. At the time that the Restricted Share is granted, the Program

Administrators shall specify the service or performance conditions and the period of duration over which the conditions apply.

    The Holder of Restricted Shares shall not have any rights with respect to such award, unless and until such Holder has executed an agreement evidencing the terms and conditions of the award ("Restricted Share Award Agreement"). Each individual who is awarded Restricted Shares shall be issued a stock certificate in respect of such shares. Such certificate shall be registered in the name of the Holder and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

    The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Station Casinos, Inc., Restricted Share Plan and Restricted Share Award Agreement entered into between the registered owner and Station Casinos, Inc. Copies of such Plan and Agreement are on file in the offices of Station Casinos, Inc.

    The Program Administrators shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Shares, the Holder shall have delivered a stock power, endorsed in blank, relating to the stock covered by such award. At the expiration of each Restriction Period, the Company shall redeliver to the Holder certificates held by the Company representing the shares with respect to which the applicable conditions have been satisfied.

    Section 3. AWARDS NOT TRANSFERABLE. During the Restriction Period, the Holder shall not be permitted to sell, transfer, pledge, or assign shares of Restricted Shares awarded under the Plan, other than by will and the laws of descent and distribution.

    Section 4. RESTRICTED SHARE RIGHTS UPON EMPLOYMENT OR SERVICE. If a Holder terminates employment or service with the company prior to the expiration of the Restriction Period, any Restricted Shares granted to him subject to such Restriction Period shall be forfeited by the Holder and shall be transferred to the Company. The Plan Administrators may, in their sole discretion, accelerate the lapsing of, or waive, such restrictions in whole or in part based upon such factors and such circumstances as the Plan Administrators may determine, in their sole discretion, including, but not limited to, the Holder's retirement, death, or disability.

    Section 5. STOCKHOLDER RIGHTS. The Holder shall have, with respect to the Restricted Shares granted, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of unrestricted stock shall be delivered to the grantee promptly after, and only after, the Restriction Period in respect of such Restricted Shares shall expire without forfeiture, and any conditions with respect to such shares shall have been satisfied.

    Section 6. COMPLIANCE WITH SECURITIES AND GAMING LAWS. Shares shall not be issued under the Plan unless the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state and federal law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a Holder to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Holder shall consent to the imposition of a legend on the shares of Common Stock subject to his or her grant of Restricted Shares restricting their transferability as required by law or by this Section 6. Finally, shares of Common Stock shall not be issued and delivered under the Plan unless the issuance and delivery of those shares shall comply with all relevant provisions of gaming laws or regulations and any registration, approval, or action thereunder.

    Section 7. CONTINUED EMPLOYMENT OR SERVICE. Each Holder, if requested by the Program Administrators, must agree in writing as a condition of the granting of his or her Restricted Shares, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that Restricted Share for a period specified by the Program Administrators. Nothing in this Plan or in any Restricted Share granted hereunder shall confer upon any Holder any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

    Section 8. ADJUSTMENTS TO NUMBER OF RESTRICTED SHARES. All Restricted Shares granted pursuant to the terms of this Plan shall be adjusted in a manner prescribed by Article 6 of the General Provisions of the Program.

    Section 9. PERFORMANCE-BASED RESTRICTED SHARES. The Committee may also grant Restricted Shares that are subject to a risk of forfeiture if specified performance criteria are not met within a specified period ("Performance-Based Restricted Shares"). Performance-Based Restricted Shares shall be forfeited unless preestablished performance criteria specified by the Committee are met during the applicable restriction period. Performance-Based Restricted Shares subject to performance criteria are intended to be "qualified performance-based compensation" within the meaning of Code Section 162(m) and shall be paid solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of Code Section 162(m). Until otherwise determined by the Committee, Performance-Based Restricted Shares shall become nonforfeitable upon the attainment of one or more preestablished levels of net income, earnings per share, total shareholder return, return on equity employed or cash flow. The payout of any Performance-Based Restricted Shares to any individual may be reduced, but not increased, based on the degree of attainment of the performance criteria or otherwise at the discretion of the Committee. Subject to adjustment under Section 8 of this Plan, all individuals in the aggregate may not receive in any calendar year Performance-Based Restricted Shares exceeding, in the aggregate, 1,000,000 shares of Common Stock and any one individual may not receive in any calendar year Performance-Based Restricted Shares exceeding 500,000 shares of Common Stock.

                                    PLAN IV
                             STATION CASINOS, INC.
                     NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

    Section 1. PURPOSE. The purpose of this Station Casinos, Inc. Nonemployee Directors Stock Option Plan ("Plan") is to permit the Company to grant options to purchase shares of its Common Stock. The Plan is designed to help attract and retain the services of experienced and knowledgeable nonemployee directors and to provide such nonemployee directors with an additional incentive to contribute to the success of the Company. The Plan is intended to constitute a "formula plan" for purposes of SEC Rule 16b-3. Any option granted pursuant to this Plan (a "Director Option") shall be clearly and specifically designated as not being an incentive stock option, as defined in Code Section 422. This Plan is Part IV of the Program. Unless any provision herein indicates to the contrary, this Plan shall be subject to the General Provisions of the Program.

    Section 2. OPTION TERMS AND CONDITIONS. Each nonemployee director shall receive (a) a Director Option to acquire 10,000 shares of Common Stock upon his or her acceptance of an initial appointment to serve as a member of the Board and (b) a Director Option to acquire an additional 2,500 shares on each anniversary of such date if the nonemployee director is a member of the Board on such anniversary.

    Section 3. DURATION OF DIRECTOR OPTIONS. Each Director Option and all rights thereunder granted pursuant to the terms of this Plan shall expire 10 years from the date on which the Director Option is granted. In addition, each Director Option shall be subject to early termination as provided in the Plan.

    Section 4. PURCHASE PRICE. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any Director Option shall be the fair market value of the shares at the time of the grant of the Director Option. Fair market value ("Fair Market Value") shall be the closing price (or, if no reported sale takes place on such day, the mean of the reported bid and asked prices) of the Common Stock on such day on the principal national securities exchange on which the Common Stock is traded, or if the stock is included on the composite tape, the composite tape. Notwithstanding the immediately preceding sentence, if a nonemployee director becomes a member of the Board prior to or upon the closing of the initial public offering of the Common Stock by the Company, the Fair Market Value of the shares at the time of the nonemployee director's initial appointment to the Board will be the initial public offering price of the Common Stock.

    Section 5. EXERCISE OF DIRECTOR OPTIONS. Each Director Option shall be exercisable upon the date of grant. The Director Option may be exercised for all or a portion of the shares of Common Stock subject to such Director Option, but no Director Option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash, by certified or cashier's check payable to the order of the Company, by shares of Common Stock, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the Director Option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then Fair Market Value as determined in accordance with Section 4 of this Plan. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon exercise of a Director Option to satisfy the exercise price for additional Director Options.

    Section 6. REORGANIZATION. In the event of the dissolution or liquidation of the Company, any Director Option granted under the Plan shall terminate as of the date of such dissolution or liquidation; provided that not less than 30 days' written notice of such date shall be given to each nonemployee director and each such nonemployee director shall have the right during such period (unless such Director Option shall have previously expired) to exercise any Director Option.

    In the event of a Reorganization (as defined below) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization, then:

        (a) if there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the outstanding Director Options for options of another corporation, then exercise and termination provisions equivalent to those described in this
    Section 6 shall apply; or

        (b) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the outstanding Director Options for options of another corporation, then the outstanding unexercised Director Options shall be adjusted (as well the Director Options remaining under the Plan which have not yet been granted if the Reorganization Agreement makes specific provision for such an adjustment) in a manner consistent with the applicable provisions of the Reorganization Agreement.

The term "Reorganization" as used in this Section 6 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company or a sale of the Common Stock pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

    Adjustments and determinations under this Section 6 shall be final, binding, and conclusive.

    Section 7. WRITTEN NOTICE REQUIRED. Any Director Option granted pursuant to the terms of this Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the Director Option and full payment for the shares with respect to which the Director Option is exercised has been received by the Company.

    Section 8. COMPLIANCE WITH SECURITIES AND GAMING LAWS. Shares shall not be issued with respect to any Director Option granted under the Plan unless the exercise of that Director Option and the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state and federal law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The nonemployee directors may also be required to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each nonemployee director shall consent to the imposition of a legend on the shares of Common Stock subject to his or her Director Option restricting their transferability as required by law or by this Section 8. Finally, shares of Common Stock shall not be issued with respect to any Director Option granted under the Plan unless the exercise of that Director Option and the issuance and delivery of those shares pursuant to that exercise shall comply with all relevant provisions of gaming laws or regulations and any registration, approval, or action thereunder.

    Section 9. CONTINUED SERVICE. Nothing in this Plan or in any Director Option granted hereunder shall confer upon any nonemployee director any right to continued membership on the Board.

    Section 10. DIRECTOR OPTION RIGHTS UPON TERMINATION OF BOARD SERVICE. If a nonemployee director who receives Director Options under this Plan ceases to be a member of the Board for any reason other than death or disability, his or her Director Option shall be exercisable at any time within three months after such date.

    Section 11. DIRECTOR OPTION RIGHTS UPON DISABILITY. If a nonemployee director who receives Director Options under this Plan becomes disabled within the meaning of Code Section 22(e)(3) while a member of the Board, his or her Director Option shall be exercisable at any time within one year after such date.

    Section 12. DIRECTOR OPTION RIGHTS UPON DEATH. If a nonemployee director who receives Director Options under this Plan dies while a member of the Board, his or her Director Option shall expire one year after the date of death unless by its terms it expires sooner. During this one year period, the Director Option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the nonemployee director's rights under the Director Option shall pass by will or by the laws of descent and distribution, but only to the extent that the nonemployee director is entitled to exercise the Director Option at the date of death.

    Section 13. DIRECTOR OPTIONS NOT TRANSFERABLE. Director Options granted pursuant to the terms of this Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of a nonemployee director only by that nonemployee director. No such Director Options shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

    Section 14.  ADJUSTMENTS TO NUMBER AND PURCHASE PRICE OF OPTIONED
SHARES. All Director Options granted pursuant to the terms of this Plan shall be adjusted in a manner prescribed by Article 6 of the General Provisions of the Program.

 TO BE COMPLETED BY HOLDERS OF STATION COMMON STOCK, PAR VALUE $0.01 PER SHARE
                             STATION CASINOS, INC.
                2411 WEST SAHARA AVENUE, LAS VEGAS, NEVADA 89102

    The undersigned hereby appoints FRANK J. FERTITTA III and SCOTT M NIELSON, and each of them, proxies each with full power of substitution, to vote all stock of the undersigned at the annual meeting (the "Meeting") of stockholders of Station Casinos, Inc. (the "Company") to be held May 24, 1999 at 10:00 a.m. local time at Sunset Station Hotel & Casino, 1301 West Sunset Road, Henderson, Nevada and/or at any adjournment of the Meeting, in the manner indicated below; all in accordance with and as more fully described in the Notice of Annual Meeting and accompanying Proxy Statement for the Meeting, receipt of which is hereby acknowledged.

    THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS INDICATED BELOW:

(1) To elect three directors to serve until the 2002 annual meeting of the Company and until their respective successors have been duly elected and qualified.

/ /  FOR all nominees listed below      / /  WITHHOLD AUTHORITY to vote for all
    (except as marked to the contrary       nominees listed below.
    below).

(INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR AN INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

Frank J. Fertitta III                 Lorenzo J. Fertitta                 Delise
                                   F. Sartini

(2) To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the Company's 1999 fiscal year.
                  / / FOR        / / AGAINST        / / ABSTAIN

(3) To approve the Company's Stock Compensation Program as amended to increase the maximum aggregate number of shares of the Company's common stock subject to the Stock Compensation Program and to remove the requirement of stockholder approval to materially increase the benefits accruing to participants under the Nonemployee Director Stock Option Plan.
                  / / FOR        / / AGAINST        / / ABSTAIN

(4) To vote in their discretion on such other business as may properly come before the Meeting or any adjournment thereof.
                  / / FOR        / / AGAINST        / / ABSTAIN

                          (CONTINUED ON REVERSE SIDE)

    UNLESS AUTHORITY TO VOTE THEREFORE IS WITHHELD IN THIS PROXY CARD, IT IS THE INTENTION OF THE PROXIES TO VOTE FOR THE PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE AFOREMENTIONED PROXIES
                           DATE ________________________________________________
                           SIGNATURE ___________________________________________

                           PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS TO THE LEFT AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, STATE YOUR FULL TITLE AND AUTHORITY WHEN SIGNING. IF THE SIGNER IS A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME BY A DULY AUTHORITY OFFICER. IF SHARES ARE HELD JOINTLY, EACH STOCKHOLDER NAMED SHOULD SIGN.

 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR AN ANNUAL MEETING--MAY 24, 1999,
    PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE PRE-PAID
                                   ENVELOPE.